As filed with the Securities and Exchange	Registration No. 033-59261
Commission on April 14, 2025	Registration No. 811-05626

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ______	☐
Post-Effective Amendment No. 64	☒
AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Post-Effective Amendment No. 493	☒
(Check appropriate box or boxes.)

Separate Account B of Venerable Insurance and Annuity Company
(Exact Name of Registrant)

Venerable Insurance and Annuity Company
(Name of Depositor)

699 Walnut Street, Suite 1350
Des Moines, Iowa 50309-3942
(Address of Depositor’s Principal Executive Offices) (Zip Code)

800-366-0066
(Depositor’s Telephone Number, including Area Code)

J. Neil McMurdie
Vice President and Deputy General Counsel
Venerable Insurance and Annuity Company
1475 Dunwoody Drive, Suite 200
West Chester, Pennsylvania 19380
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b) of Rule 485
☒
on May 1, 2025, pursuant to paragraph (b) of Rule 485
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on __________, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Deferred Combination Variable and Fixed Annuity Contract

PART A
INFORMATION REQUIRED IN A PROSPECTUS

Venerable Insurance and Annuity Company
and its Separate Account B
GoldenSelect DVA Plus®

May 1, 2025,  Prospectus

This prospectus describes GoldenSelect DVA Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”). The Contract has not been offered for new sales since January 1, 2004, and this prospectus describes the features and benefits of the Contract applicable to existing Contract Owners.

The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your Contract Value to one or more available investment options, which include:

•	Subaccounts of the Separate Account, each which invests in an underlying mutual fund (the “Funds”). See APPENDIX A for more information about the Funds available through the Contract; and

•	Fixed interest allocation options, which may have various guaranteed interest periods (“Fixed Interest Options”). See APPENDIX B and APPENDIX C for more information about the Fixed Interest Options that may be available through the Contract.

Your Contract Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Fixed Interest Options. For Contracts sold in some states, not all Funds or Fixed Interest Options may be available.

This prospectus provides information that you should know before investing and should be kept for future reference.

New regulations adopted by the Securities and Exchange Commission (“SEC”) require paper copies of the shareholder reports for the Funds available through your Contract to be sent to you by mail, unless you specifically elect to receive copies of the reports from the Company electronically. To elect and consent to the electronic receipt of Fund shareholder reports and other required documents, like this prospectus, please access your account information at Venerable.com and navigate to the “My Profile” section to manage your delivery preferences. You may also write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066.

Your existing annuity may be subject to fees or penalties on surrender.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the staff of the SEC and is available at Investor.gov.

Allocations to a Subaccount investing in a Fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Contract is subject to investment risk, including the possible loss of the principal amount invested.

SPECIAL TERMS

The following terms have special meaning and are used throughout this prospectus. Other special terms are generally defined in the sections where those terms appear.

Annuitant	The person designated by you to be the measuring life in determining annuity payments.
Annuity Start Date	The date you start receiving annuity payments under your Contract.
Cash Surrender Value	The amount you receive when you surrender the Contract.
Claim Date	The date on which we calculate the value of the Death Benefit, which is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork.
Contract

The legal agreement between the Contract Owner(s) and the Company that governs the terms of the GoldenSelect DVA Plus®. The Contract has two phases:

  The accumulation phase (the period between the Contract Date and the Annuity Start Date) during which the Contract Value may vary according to the investment experience of the Subaccounts of the Separate Account; and

  The payout phase (which begins on the Annuity Start Date) during which you receive regular annuity payments from the Contract).

Contract Date	The date the Contract became effective.
Contract Owner(s)	The person(s) or entity with all of the rights and options available through the Contract. Throughout this prospectus we use “you” and “your” to refer to the Contract Owner(s).
Contract Value	The total value of your investment in the Subaccounts of the Separate Account and the Fixed Interest Options available through the Contract.
Contract Year	The time period between each anniversary of the Contract Date.
Death Benefit	The amount paid to your designated beneficiaries upon your death. The Contract has a standard Death Benefit and optional enhanced Death Benefits.
Fixed Interest Options

Investment options that earn a stated amount of interest for a specified period of time (until its maturity date). A withdrawal from a Fixed Interest Option more than 30 days before its maturity date may be subject to Market Value Adjustment.

Free Withdrawal Amount	The percentage of Contract Value that may be withdrawn from the Contract each year without incurring a surrender charge.
Funds	The underlying mutual funds in which the Subaccounts invest.
Market Value Adjustment	An adjustment to the Contract Value for transfers or withdrawals from a Fixed Interest Option more than 30 days from its maturity date. The adjustment may be positive, negative or have no effect.
Optional Benefits	Various features and benefits that you were able to choose to add to your Contract, typically when you applied for the Contract and for an additional cost.
Separate Account

Separate Account B, which is the separate investment account of the Company that supports the Contract. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Subaccounts	Divisions of the Separate Account, each which invests exclusively in one underlying Fund. The value of each Subaccount will vary with the performance of its underlying Fund.

KEY INFORMATION

Important information you should consider about the Contract:

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw money from or surrender the Contract within seven (7) years following a premium payment, you may be assessed a surrender charge. The surrender charge is generally a percentage of the premium withdrawn or surrendered, and the maximum surrender charge is 7% of each premium payment. For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 premium payment. See “Surrender Charge” for more information.

Transaction Charges

In addition to surrender charges, there may be an additional charge if:

  You transfer Contract Value between Subaccounts;

  You request that withdrawal proceeds be mailed for overnight delivery; or

  State or local premium taxes become due.

See “Charges Deducted from the Contract Value.”

Ongoing Fees and Expenses (annual amounts)

Minimum and Maximum Annual Fee Table. The table below describes the lowest and highest current fees and expenses that you may pay each year, depending on the options you choose. Refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.25% [1]	1.30% [1]
	Investment options (Fund fees and expenses)	0.53% [2]	1.79% [2]
	Optional Benefits available for an additional charge (for one optional benefit, if elected)	0.15% [3]	0.75% [3]
See “Charges Deducted from the Subaccounts” and “Optional Rider Charges” for more information.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,572	Highest Annual Cost: $3,814

Assumes:

  Investment of $100,000;

  5% annual appreciation;

  Least expensive Contract class and Fund fees and expenses;

  No Optional Benefits;

  No sales charges; and

  No additional purchase payments, transfers or withdrawals.

Assumes:

  Investment of $100,000;

  5% annual appreciation;

  Most expensive Contract class and combination of Optional Benefits and Fund fees and expenses;

  No sales charges; and

  No additional purchase payments, transfers or withdrawals.

1	As a percentage of Account Value in each Subaccount. This fee includes the Mortality and Expense Risk Charge, the Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses and the annual dollar based Administrative Charge converted into an annual percentage. We calculate the Base Contract fee by dividing the total amount of these charges collected during the last fiscal year by the total average net assets attributable to the Contracts for that year. The annual dollar based Administrative Charge is waived if your total premium payments are $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more. The minimum amount reflects this waiver, while the maximum amount does not. Your Contract class depends on when you purchased your Contract. Refer to your Contract schedule pages for the fees and charges that apply to your Contract.
2	As a percentage of Fund assets. These figures reflect the minimum and maximum Fund fees and expense before any expense reimbursements or fee waiver arrangements.
3	As a percentage of Contract Value or Benefit Base depending on the optional benefit elected. Refer to your Contract schedule pages for the fees and charges that apply to the Optional Benefits you have elected.

RISKS See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” for more information
Risk of Loss	You can lose money investing in the Contract, including loss of principal.
Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate if you need ready access to cash.

Surrender charges apply for up to seven years after each premium payment. They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time. A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Risks Associated with the Investment Options

An investment in the Contract is subject to the risk of poor investment performance of the investment options you choose.

Each available Fund and Fixed Interest Option has its own unique risks, and you should review information about each investment option, including the Fund prospectuses, before making an investment decision.

The Funds you choose may impact the benefits under the Optional Benefits you chose. See “OPTIONAL LIVING BENEFIT RIDERS” for more information.

Insurance Company Risks

Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Option, are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

RESTRICTIONS
Investment Options

There may be a $25 charge for each transfer between Subaccounts after the first 12 in a Contract Year. See “Charges Deducted from the Contract Value” for more information.

We reserve the right to close or remove Funds to future investment and to substitute Funds that are available under the Contract. Additionally, we may restrict or limit the Guaranteed Interest Periods that are available under the Fixed Interest Options. See “Addition, Deletion or Substitution of Subaccounts and Other Changes” for more information.

The Contract is not designed to serve as a vehicle for frequent transfers. We monitor for excessive trading and reserve the right to limit the number of transfers you may make between investment options and may otherwise modify or terminate transfer privileges. We may also suspend electronic trading privileges for those that are found to have violated our Excessive Trading Policy. See “TRANSFERS AMONG YOUR INVESTMENT OPTIONS - Excessive Trading Policy” for more information.

Optional Benefits

We may restrict or limit amounts that may be allocated to certain Funds. Additionally, for many Optional Benefits we categorize Funds according to volatility, and investment in Funds outside of certain categories can have a negative impact on those Optional Benefits. We may change a category into which a Fund is placed in the future. See “OPTIONAL LIVING BENEFIT RIDERS” for more information.

A withdrawal may terminate or reduce the value of an optional living or death benefit by more than the amount of the withdrawal because withdrawals can reduce a benefit on a proportional basis. A proportional reduction is based on the change in Contract Value resulting from the withdrawal, not the amount withdrawn. See “OPTIONAL LIVING BENEFIT RIDERS” and “DEATH BENEFIT” for more information.

Once elected, an Optional Benefit generally cannot be cancelled separately from the Contract. None of the Optional Benefits are currently available for election. See “DEATH BENEFIT” for more information.

TAXES See “FEDERAL TAX CONSIDERATIONS” for more information.
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

If you purchased the contract through a tax-qualified retirement plan or individual retirement arrangement (“IRA”) you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may pay a 10% additional tax for withdrawals and surrenders before age 59½.

CONFLICTS OF INTEREST See “Selling the Contract” for more information.
Investment Professional Compensation

Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional premium payments and may also be paid trail commissions for past sales activity based on the value of Contracts sold through the firm. This compensation is not paid directly by Contract Owners or the Separate Account. This compensation may have influenced your investment professional to offer or recommend the Contract over another investment and could influence your investment professional to recommend keeping the Contract.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract you already own. You should only exchange your Contract if you determine, after comparing the features, benefits, fees, and risks of both contracts, that it is preferable for you to exchange your Contract for a new contract rather than to continue to own your existing Contract.

OVERVIEW OF THE CONTRACT

Purposes of the Contract

The Contract is no longer available for new purchasers. The Contract was available in connection with certain retirement arrangements that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such special tax treatment (“nonqualified Contracts”).

The Contract has two principal phases:

•	The accumulation phase is the period between the date the Contract became effective (the “Contract Date”) and the date you start receiving annuity payments under your Contract (the “Annuity Start Date”). During the accumulation phase your Contract Value may grow or decrease depending on the performance of the investment options you have selected; and

•	The income phase begins on the Annuity Start Date and is the period during which you receive regular annuity payments from your Contract according to the annuity option you choose. Once you begin receiving annuity payments, you will not be able to take additional withdrawals, the Contract’s living benefits terminate and the Death Benefit, if any, will be as provided under the annuity option selected.

During the accumulation phase the Contract gives you the potential to grow your assets by allocating your Contract Value to one or more of the available investment options, which include:

•	Funds, which are available through an investment in the corresponding Subaccount of the Separate Account. See APPENDIX A for more information about each available Fund, including its investment objective, adviser and subadviser(s), if any, current expenses, and performance; and

•	Fixed Interest Options, which may have various guaranteed interest periods, and provide a way to earn a fixed rate of interest. The available Fixed Interest Options may vary by state of issue. See APPENDIX B, APPENDIX C and your Contract for more information.

The Contract also has various other features and benefits that may be available at an additional cost and that are summarized below.

Withdrawal Benefits. The following three types of withdrawals are currently available under the Contract during the accumulation phase, which may be subject to surrender charges and a Market Value Adjustment:

•	Regular withdrawals, which must be at least $100;

•	Systematic withdrawals, which may be a fixed amount or a percentage of premiums not previously withdrawn and may be taken monthly, quarterly, or annually;

•	IRA withdrawals, which are available under a non-Roth IRA Contract and allows for withdrawals necessary to comply with the minimum distribution requirements under the Tax Code.

See the “WITHDRAWALS” section for more information.

Annuity Options. Various annuity options are available during the income phase of the Contract that allow for payments:

•	For a fixed number of years;

•	For the life of the annuitant with payments guaranteed for a fixed number of years;

•	For the lives of two persons; or

•	According to another annuity option we may make available.

See “ANNUITY OPTIONS” section for more information.

Death Benefits. The Contract has a Standard Death Benefit, and the following three optional Death Benefits were available, each which have the potential to enhance the Standard Death Benefit:

•	Annual Ratchet Enhanced Death Benefit; and

•	7% Solution/Max 7 Enhanced Death Benefit.

The applicable death benefit is paid when either the Contract Owner or the first joint owner or the Annuitant (when the Contract owner is not an individual) dies before the Annuity Start Date. See the “DEATH BENEFIT” section for more information.

Additionally, the Earnings Multiplier Benefit Rider, if elected, enhances the applicable death benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.

Optional Living Benefits. Living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:

•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract; and

•	The Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you want a guaranteed withdrawal amount for a period of time.

See the “OPTIONAL LIVING BENEFIT RIDERS” section for more information.

Loans. Loans are not available through the Contract.

You should regularly review with your investment professional your Contract’s features and benefits and its corresponding fees and charges to determine if it continues to meet your financial goals given your investment time horizon, liquidity needs and risk tolerance.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or taking withdrawals from the Contract. Please refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected. See “CHARGES AND FEES” for more information.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or take withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses1

Surrender Charge

Complete Years Since Premium Payment	0	1	2	3	4	5	6	7+
Surrender Charge (as a percentage of each Premium Payment)[2]	7%	7%	6%	5%	4%	3%	1%	0%

Transfer Charge	$25 per transfer, currently zero
Premium Tax[3]	0% to 3.5%
Overnight Charge[4]	$20

1	If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.

2Deducted upon surrender or a withdrawal of amounts in excess of the Free Withdrawal Amount, if applicable. The surrender charge percentage we use is determined by the number of years since receipt of the premium payment to which the charge relates. See “Charges and Fees – Surrender Charge” for more information.

3	Any premium tax is deducted from the Contract Value.
4	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.

The next table describes the maximum charges that you could pay each year during the time that you own the Contract (not including Fund fees and expenses), based on the most recently issued versions of the Optional Benefits. If you choose to purchase an Optional Benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expense[1]	$40
Base Contract Expenses[2]	1.25% or 1.30% of the average Contract Value in each Subaccount
Optional Benefit Expenses:[3]
Annual Ratchet Enhanced Death Benefit	0.25% of the average Contract Value in each Subaccount.
7% Solution/Max 7 Enhanced Death Benefit[4]	0.45% of the average Contract Value in each Subaccount.
Earnings Multiplier Benefit Rider[5]	0.30% of the average Contract Value.
Minimum Guaranteed Income Benefit Rider	1.50% of MGIB Charge Base (the current charge is 0.75%)
Minimum Guaranteed Withdrawal Benefit Rider	1.00% of the MGWB Charge Base (the current charge is 0.65%)

The next item shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time that you own the Contract. A complete list of Funds available through the Contract, including their annual expenses, can be found in Appendix A of this prospectus.

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[6]	0.53%	1.79%

1	We deduct this charge on each Contract anniversary and on surrender. We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.
2	The Base Contract Expense varies by Contract class and includes the Mortality and Expense Risk Charge and the Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses. Your Contract class depends on when you purchased your Contract. Refer to your Contract schedule pages for the fees and charges that apply to your Contract.
3	Optional Benefit charges are expressed as a percentage, rounded to the nearest hundredth of one percent. The basis for an Optional Benefit charge is sometimes a charge base, benefit base or Contract Value, as applicable. Optional Benefit charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient Contract Value in the Subaccounts). The Optional Benefit charges vary depending on when the benefit was added to your Contract and the maximum charge for earlier versions may be greater than those shown above. Refer to your Contract schedule pages for the charges applicable to the Optional Benefit(s) you elected.
4	For certain periods the 7% Solution, the Max 7 Enhanced Death Benefit or both were available.
5	Currently deducted quarterly.
6	These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements. Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include annual Contract expenses, annual Fund expenses, and transaction expenses except any transfer charges, premium taxes, and overnight charges are excluded.

The examples assume that you invest $100,000 in the Contract for the time periods indicated. The examples assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses and Optional Benefits available for an additional charge. Although your costs may be higher or lower, based on these assumptions your costs would be:

Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.25%	$10,360	$16,246	$21,360	$36,191
Base Contract Expense of 1.30%	$12,415	$22,525	$32,033	$58,747

Example 2: If you do not surrender or annuitize your Contract:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.25%	$3,360	$10,246	$17,360	$36,191
Base Contract Expense of 1.30%	$5,415	$16,525	$28,033	$58,747

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are several risks associated with purchasing and owning the Contract, which are summarized below.

Risk of Loss. You can lose money investing in the Contract, including loss of principal and getting back less than you invested in the Contract.

Risk of Poor Investment Performance. You should regularly evaluate the Contract’s long-term investment potential and risks. For amounts you allocate to the Subaccounts of the Separate Account:

•	Your values will fluctuate with the markets, interest rates and the performance of the underlying Funds;

•	You assume the risk that your values may decline or not perform to your expectations;

•	Each Fund has various investment risks, and some funds are riskier than others;

•	There is no assurance that any of the Funds will achieve its stated investment objective;

•	The particular risks associated with each Fund are detailed in the Fund’s prospectus;

•	You should read each Fund’s prospectus and understand the risks associated with it before allocating Contract Value to its corresponding Subaccount; and

•	If you request a full surrender, the applicable surrender charge percentage will be applied to the total amount of each premium payment subject to a surrender charge, even if your Contract Value is less than the sum of your premium payments because of poor investment performance and/or fees and charges. The surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied only to the amount actually surrendered.

For amounts you allocate to the Fixed Interest Options:

•	Interest rates we declare will change over time to reflect then current market conditions; and

•	You assume the risk that interest rates for guaranteed interest periods in the future may be less than current interest rates for the same or similar guaranteed interest periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.

The Contract is not a short-term investment. The Contract is not appropriate if you need ready access to cash. Surrender charges apply for seven years after each premium payment. They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time. A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period. The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Insurance Company and Business Continuity Risks. Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Options, are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics. To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event. This approach includes crisis management, business continuity, business impact, disaster recovery and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks. Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B

The Company

We are an Iowa domiciled life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018, we became an indirect wholly owned subsidiary of VA Capital Company LLC (“VA Capital”), a limited liability company domiciled in the State of Delaware. Our direct parent company is Venerable Holdings, Inc. (“Venerable”), a holding company domiciled in the State of Delaware.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

Financial Statements. Financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the Statement of Additional Information (“SAI”). Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

Separate Account B

Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the 1940 Act. Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into Subaccounts. Each Subaccount invests exclusively in shares of one Fund. Each Fund has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains, or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B.

If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. The fees we charge for the Contract constitute excess assets that we transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Addition, Deletion or Substitution of Subaccounts and Other Changes. We may make additional Subaccounts available to you under the Contract. These Subaccounts will invest in Funds we find suitable for your Contract. We may also withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.

We do not guarantee that each Fund will always be available for investment through the Contract. If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments. Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds. If you elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement Fund, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

Subject to SEC approval, we reserve the right to:

•	Deregister Separate Account B under the 1940 Act;

•	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;

•	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

•	Restrict or eliminate any voting rights as to Separate Account B;

•	Combine Separate Account B with other accounts; and

•	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.

Voting Rights. We will vote the shares of a Fund owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount. We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Financial Statements. The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B are included in the SAI. Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

THE FUNDS

You will find more detailed information about each Fund currently available under your Contract in “APPENDIX A” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.

If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

Please refer to the Fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website, or by contacting the SEC Public Reference Branch. Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your allocation among the Funds.

Selection of Underlying Funds

The underlying Funds available through the Contract described in this prospectus are determined by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts.  (For additional information on these arrangements, see “Revenue from the Funds.) We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract. We have included certain Funds, at least in part, because they are managed or subadvised by our affiliates or former affiliates.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Fund of Funds

Certain Funds are designated as “Fund of Funds.” Funds offered in a Fund of Funds structure may have higher fees and expenses than a Fund that invests directly in debt and equity securities. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds. These Funds are identified in APPENDIX A.

Funds with Managed Volatility Strategies

As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk. Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. Funds that employ a managed volatility strategy are identified in APPENDIX A.

Restricted Funds

Currently, no Funds have been identified as Restricted Funds under the Contract. Notwithstanding, we may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing Contracts with respect to new premiums added to Funds and with respect to new transfers to Funds. We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations:

•	No more than $999,999,999; and

•	No more than 30 percent of Contract Value.

We may change these limits, at our discretion, for new contracts, premiums, transfers, or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g., premium payments, reallocations, withdrawals, dollar cost averaging). If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds. However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.

We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.

We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. If the total amount of your requested transfer exceeds the applicable limits, we will inform you or your agent/registered representative that we will not process any part of the transfer and that new instructions will be required. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.

Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS – Excessive Trading Policy” in this prospectus for more information on the effect of Restricted Funds.

Covered Funds, Special Funds and Excluded Funds

For purposes of determining Death Benefits and benefits under certain living benefit riders, we assign the investment options to one of three categories of Funds. The categories are:

•	Covered Funds;

•	Special Funds; and

•	Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the Death Benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a Death Benefit, or for calculating one Death Benefit and not another. We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. For more information about these categories of Funds with a Death Benefit, please see “DEATH BENEFIT – Death Benefit During the Accumulation Phase.” These categories of Funds also apply to the Minimum Guaranteed Income Benefit rider. Please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates. This revenue may include:

•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);

•	For certain share classes, 12b-1 fees; and

•	Service fees.

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:

•	Communicating with customers about their Fund holdings;

•	Maintaining customer financial records;

•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);

•	Recordkeeping for customers, including subaccounting services;

•	Answering customer inquiries about account status and purchase and redemption procedures;

•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;

•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses and other Fund communications to customers; and

•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, 12b-1 fees, and service fees are deducted from Fund assets. Any such fees deducted from Fund assets are disclosed in the Fund prospectuses. Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts. Fund revenue is important to the Company’s profitability.

Assets allocated to (i)  Funds affiliated with the Company, meaning Venerable Funds managed by Venerable Investment Advisers, LLC or another Venerable affiliate, and (ii)  Funds formerly affiliated with the Company, meaning Voya Funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company. Assets allocated to Funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Venerable Funds. The revenue received by the Company from the affiliated Venerable Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

In the case of affiliated Venerable Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from the affiliated Venerable Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of affiliated Venerable Funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers.

Revenue Received from Formerly Affiliated Voya Funds. The revenue received by the Company from the formerly affiliated Voya Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

In the case of formerly affiliated Voya Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from the formerly affiliated Voya Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of formerly affiliated Voya Funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.

Revenue Received from Funds Never Affiliated with the Company. Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant. We receive more revenue from the affiliated Venerable Funds and the formerly affiliated Voya Funds than we do from Funds that were never affiliated with the Company.

Possible Conflicts of Interest

If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the Funds conflict, we, the Boards of Trustees or Directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.

Fund Expenses

Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. Please see “CHARGES AND FEES – Fund Expenses” for more information.

CHARGES AND FEES

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the Base Contract Expense and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.

Charge Deduction Subaccount

You may elect to have all charges deducted from your Contract Value, except daily charges, deducted directly from a single Subaccount designated by the Company. Currently, we use the Voya Government Liquid Assets Portfolio for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.

Charges Deducted from the Contract Value

We deduct the following charges from your Contract Value:

Surrender Charge. We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the seven-year period from the date we receive and accept a premium payment.

The surrender charge generally equals a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charge. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as follows:

Complete Years Since Premium Payment Received	0	1	2	3	4	5	6	7+
Surrender Charge (as a percentage of each Premium Payment)	7%	7%	6%	5%	4%	3%	1%	0%

If you request a partial withdrawal, the applicable surrender charge percentage is applied to the amount of each premium payment withdrawn in excess of the Free Withdrawal Amount (described below). For example, assume the Contract was established with an initial premium payment of $100,000 no investment earnings and a $15,000 withdrawal was requested in the first Contract Year. The Free Withdrawal Amount is $10,000. The remaining $5,000 of the withdrawal request is subject to the 7% surrender charge percentage.

If you fully surrender your Contract, the applicable surrender charge percentage is applied to the total amount of each premium payment subject to a surrender charge, rather than the amount actually surrendered. This means that if the Contract Value is less than the sum of the premium payments at the time of the request (e.g., due to poor investment performance and/or fees and charges), the surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied to the amount actually surrendered. For example, assume the Contract was established with an initial premium payment of $100,000 and a full surrender was requested in the first Contract Year at a time when the Contract Value had declined to $90,000 due to poor investment performance and/or fees and charges. The maximum surrender charge percentage associated with the Contract would be applied to the entire $100,000 premium payment, and not the $90,000 Contract Value surrendered.

Amounts withdrawn that are not subject to the surrender charge are not considered withdrawals of any premium payment. We also treat premium payments that have been invested the longest as being withdrawn first. We treat premium payments as withdrawn before earnings for purposes of calculating the surrender charge. However, federal income tax rules treat earnings under your Contract as withdrawn first. See “FEDERAL TAX CONSIDERATIONS.”

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness. We will waive the surrender charge in most states in the following events:

•	You begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or

•	You are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness.

We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year. The Free Withdrawal Amount does not constitute a withdrawal of premiums.

Surrender Charge for Excess Withdrawals. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code. We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount. If any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal. Premium taxes may also apply. We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Option from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Options, we will deduct charges proportionately from all other Subaccounts and Fixed Interest Options in which you are invested. Any withdrawal from the Fixed Account more than 30 days before its maturity date will trigger a Market Value Adjustment. See APPENDIX B for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:

•	We treat premiums as being withdrawn on a first-in, first-out basis; and

•	Amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments.

We have included an example of how this works in APPENDIX D. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

Premium Taxes. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base), if exercised, on the Annuity Start Date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states, we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.

Annual Contract Administrative Charge. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you. The charge is $40 per Contract. We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by us. We deduct the charge proportionately from all Subaccounts in which you are invested. If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

Transfer Charge. We currently do not deduct any charges for transfers made during a Contract Year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

Overnight Charge. You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.

Redemption Fees. If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of withdrawals, transfers or other Fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value. For a more complete description of the Funds’ fees and expenses, review each Funds’ prospectus.

No underlying Fund currently charges a redemption fee.

Charges Deducted from the Subaccounts

Base Contract Expense varies by Contract class and the maximum charge is 1.30% annually of the average daily assets you have in each Subaccount. Your Contract class depends on when you purchased your Contract. Refer to your Contract Schedule Pages for the Base Contract Expense that applies to you. The Base Contract Expense includes both the Mortality and Expense Risk Charge and the Asset Based Administrative Charge discussed in the Contract and in prior prospectuses.

There is an additional charge if you elected either of the optional enhanced death benefits. The maximum charges for these optional enhanced death benefits are as follows:

	Base Contract Expense	Additional Enhanced Death Benefit Expense	Total
Standard Death Benefit	1.30%	--	1.30% annually
Annual Ratchet Enhanced Death Benefit*	1.30%	0.25%	1.55% annually
7% Solution/Max 7 Enhanced Death Benefit**	1.30%	0.45%	1.75% annually
*	For certain periods the charge for the Annual Ratchet Death Benefit varied. Refer to your Contract schedule pages for the fees and charges that apply for the benefits you have elected.
**	For certain periods the 7% Solution Enhanced Death Benefit, the Max 7 Enhanced Death Benefit or both were available. Refer to your contract schedule for the fees and charges that apply for the benefits you have elected.

The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount. The Base Contract Expense compensates the Company for the expenses incurred with administering the Contract, the risks that charges will not cover actual expenses incurred and Death Benefit and annuitization risks. The Death Benefit risk is that actual mortality rates in the aggregate may exceed expected mortality rates. The annuitization risk is that actual mortality rates may be lower than expected mortality rates. If there are any profits from the Base Contract Expense, we may use such profits to finance the costs associated with past distribution of the Contract.

Optional Rider Charges

Some features and benefits of the Contract were available by rider for an additional charge. The optional rider availability was subject to state approval and sometimes broker/dealer approval. Once elected, a rider cannot be canceled independently of the Contract. Below is information about the charge for each optional rider benefit. Rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent. Rider benefits are subject to conditions and limitations.  For more information about how each of the living benefit riders works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “OPTIONAL LIVING BENEFIT RIDERS.”

Earnings Multiplier Benefit Rider Charge. The charge for the Earnings Multiplier Benefit Rider, and enhanced death benefit, is deducted quarterly (using Contract Year versus calendar year), and is a percentage of the Contract Value of the subaccounts in which you are invested:

Maximum Annual Charge	Current Annual Charge
0.30%	0.30%

This charge is deducted from the Subaccounts in which you are invested. We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date. If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Options starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization. For a description of the rider, see “DEATH BENEFIT – Earnings Multiplier Benefit Rider.”

Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:

Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

This charge is deducted from the Subaccounts in which you are invested. We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date. The charge is deducted even if you decide never to exercise your right to annuitize under this rider. For more information about how this rider works, including how the MGIB Charge Base is determined, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option. With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity. For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Fund Expenses

As shown in the Fund prospectuses and described herein, each Fund deducts management fees from the amounts allocated to the Fund. In addition, each Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Furthermore, certain Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus and see APPENDIX A.

Less expensive share classes of the Funds offered through this Contract may be available for investment outside of this Contract. You should evaluate the expenses associated with the Funds available through this Contract before deciding to allocate Contract Value to a Fund.

THE ANNUITY CONTRACT

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available Funds through Separate Account B. See APPENDIX A for more information on the available Funds. It also provides a means for you to invest in a Fixed Interest Option through the Fixed Account. See APPENDIX B for more information on the Fixed Account and APPENDIX C for more information about the Fixed Interest Division. If you have any questions concerning this Contract, contact your registered representative or call Customer Service at 1-800-366-0066.

We no longer offer the Contract for sale to new purchasers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not own this Contract:

•	If you are looking for a short-term investment; or

•	If you cannot risk getting back less money than you put in.

IRAs and other qualified plans already provide for tax-deferral found in this Contract. For an additional cost, the Contract provides other features and benefits including Death Benefits and the ability to receive a lifetime income. Considering the additional costs, Contract Owners of qualified Contracts should regularly review their continued need for the additional features and benefits they have elected. See “FEES AND EXPENSES” and “CHARGES AND FEES.” If you have elected a Living Benefit or an Enhanced Death Benefit Option and your Contract is tax-qualified, see “FEDERAL TAX CONSIDERATIONS - Tax Consequences of Living Benefits and Enhanced Death Benefits.”

When considering your investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

Contract Date, Contract Year and Annuity Start Date

The date the Contract became effective is the Contract Date. Contract anniversaries are measured from the Contract Date. Each 12-month period following the Contract Date is a Contract Year. The Annuity Start Date is the date you start receiving annuity payments under your Contract.

Contract Owner

You are the Contract Owner. You have the rights and options described in the Contract. One or more individuals may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable Death Benefit if such Death Benefit is available for multiple owners. In the event a selected Death Benefit is not available, the Standard Death Benefit will apply. See “DEATH BENEFIT” below for more information about the Death Benefit during the accumulation phase and the Death Benefit during the income phase.

The Death Benefit becomes payable when you die. If the owner is a non-natural person (an entity), the Death Benefit is payable upon the death of the Annuitant. In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the Death Benefit then due. The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner. In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary. This will override any previous beneficiary designation. See “Joint Owners” below.

Joint Owners

For nonqualified Contracts only, joint owners may be named. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the Death Benefit will be payable. Joint owners may only select the Standard Death Benefit option.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the Death Benefit and could have federal tax consequences. See “Change of Contract Owner or Beneficiary” below. Adding a joint owner to the Contract post issue with either the Annual Ratchet Enhanced Death Benefit or 7% Solution/Max 7 Enhanced Death Benefit will cause that Death Benefit to end, and if the older joint owner is under age 86*  on the date of the ownership change the Standard Death Benefit will apply. If the older joint owner is age 86* or over on the date of the ownership change, the Death Benefit will be the Cash Surrender Value. The Base Contract Expense going forward will reflect the change in Death Benefit. If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue. Please note that returning a Contract to single owner status will not restore either the Annual Ratchet Enhanced Death Benefit or 7% Solution/Max 7 Enhanced Death Benefit or the Earnings Multiplier Benefit. Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.

*	The age at which adding a joint ownership causes a change in the Death Benefit varied over time. Refer to your contract schedule pages for the age that applies to your contract.

Annuitant

The Annuitant is the person designated by you to be the measuring life in determining annuity payments. On and after May 1, 2009, a joint Annuitant may also be designated. You are the Annuitant unless you name another Annuitant in the application. The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid. In the case of an owner that is a non-natural person and joint Annuitants, the oldest Annuitant’s age is used. The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date. You may not change the Annuitant after the Contract is in effect except as described below.

If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant. If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant. In the event of joint owners, the youngest joint owner will be the contingent Annuitant. The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant. If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.

If the Contract Owner is not an individual but is a non-natural person, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the Death Benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.

Regardless of whether a Death Benefit is payable, if the Annuitant dies and any Contract Owner is not an individual but is a non-natural person, distribution rules under federal tax law will apply. You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual but is a non-natural person.

Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

Beneficiary

The beneficiary is named by you in a written request. The beneficiary is the person who receives any Death Benefit proceeds. The beneficiary may become the successor Contract Owner if the beneficiary is the Contract Owner’s spouse and the Contract Owner dies before the Annuity Start Date. We pay Death Benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner).

If the primary beneficiary dies before the Death Benefit is payable, we pay the Death Benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the Death Benefit proceeds to the Contract Owner’s estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any Death Benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

Change of Contract Owner or Beneficiary

During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract. A change in ownership may affect the amount of the Death Benefit, the guaranteed minimum Death Benefit and/or the Death Benefit option applied to the Contract, and the continuation of any other optional rider that you have elected. The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age if the owner is a non-natural person). The new owner’s death will determine when a Death Benefit is payable (the Annuitant’s death if the owners is a non-natural person).

Before Ownership Change	Age of New Owner	After Ownership Change
Standard Death Benefit	85* and under	Standard Death Benefit
Annual Ratchet Enhanced Death Benefit**	79* and under	Annual Ratchet Enhanced Death Benefit**
Annual Ratchet Enhanced Death Benefit**	80 to 85*	Standard Death Benefit
7% Solution/Max 7 Enhanced Death Benefit**	79* and under	7% Solution/Max 7 Enhanced Death Benefit**
7% Solution/Max 7 Enhanced Death Benefit**	80 to 85*	Standard Death Benefit
*	For certain periods, the age of the new owner varied for determining the impact of a change in ownership on the availability of an enhanced death benefit after the change. Refer to your Contract schedule pages for the maximum age that applies to your Contract.
**	The availability of these enhanced death benefits varied depending on when the benefit was elected. Refer to your Contract Schedule pages for the benefit that you elected.

In the event the new owner is over the age at which they can retain the Standard Death Benefit, or the new owner is not an individual but is a non-natural person (other than a trust for the benefit of the owner or Annuitant), the Death Benefit after the ownership change will be the Cash Surrender Value. The Base Contract Expense going forward will reflect the change in Death Benefit. Please note that once a Death Benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore either the Annual Ratchet Enhanced Death Benefit or 7% Solution/Max 7 Enhanced Death Benefit.

If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider effective date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership, except as provided in the rider.

An ownership change may cause a living benefit rider to terminate, depending on the rider and whether spousal continuation is allowed. For more information about an ownership change with the MGIB rider, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

A change of owner likely has tax consequences.  See “FEDERAL TAX CONSIDERATIONS.”

You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. In the event of joint owners all must agree to change a beneficiary.

In the event of a death claim, we will honor the form of payment of the Death Benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable. You may also be able to restrict a beneficiary’s right to elect an annuity payment option or receive a lump-sum payment. If so, such rights or options must comply with applicable provisions for the Tax Code and will not be available to the beneficiary.

All requests for changes must be in writing and submitted to Customer Service. Please date your requests. The change will be effective as of the day we receive the request in good order. The change will not affect any payment made or action taken by us before recording the change.

Crediting of Premium Payments

You may make additional premium payments of $500 or more ($50 for qualified Contracts) at any time up to the Contract anniversary after your 85th birthday. We may change the additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

We processed your initial premium within two business days after receipt and allocated the payment according to the instructions you specified at the Accumulation Unit value next determined once the application and all information necessary for processing the Contract were complete. We will process additional premium payments within one business day if we receive all information necessary. In certain states we also accept additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may have retained your initial premium payment for up to five business days while attempting to complete an incomplete application. If the application could not be completed within this period, we informed you of the reasons for the delay and returned the premium payment immediately unless you directed us to hold the premium payment until the application was completed. If you chose to have us hold the premium payment, we held it in a non-interest bearing account.

If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:

•	If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•	If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to additional premium payments. We will allocate the additional premium payment(s) proportionally according to the current Subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in these calculations. If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional premium payment(s) proportionally among the other Subaccount(s) in your current allocation. For any additional premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units. We divide the amount of the premium payment and Premium Credit allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each Subaccount vary with its investment performance.

In some states, we may have required that an initial premium designated for a Subaccount of Separate Account B be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period. After the free look period, we then converted your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected. The Accumulation Units were allocated based on the Accumulation Unit value next computed for each Subaccount. Initial premium that was to be allocated to the Fixed Interest Options was allocated to the Fixed Interest Options with the guaranteed interest period you had chosen.

Additional Credit to Premium

We will add a credit to your Contract Value based on each premium payment (“Premium Credit”). We will add the Premium Credit proportionally to each subaccount and Fixed Interest Option as the premium payment is allocated. The Premium Credit is a minimum of 4% of the premium payment. We may increase the Premium Credit at our discretion. If we increase the Premium Credit we may reduce it also at our discretion, but we will not reduce it below the minimum Premium Credit of 4%, and we will give at least 30 days’ notice of any planned reduction.

The Premium Credit constitutes earnings (and not premiums paid by you) for federal tax purposes.

In any of the following circumstances, we deduct a Premium Credit from the amount we pay to you or your beneficiary:

•	If a death benefit becomes payable, we will deduct any Premium Credits added to your contract within one year prior to death; and

•	If we waive any surrender charge, we will deduct any Premium Credit added to your Contract Value within one year.

If we deduct a Premium Credit from any amount we pay to you, we will only deduct the full dollar amount of the Premium Credit. You will retain any gains, and you will also bear any losses, that are attributable to the Premium Credit we deduct.

Once we have waived any surrender charge, we will not add any additional Premium Credit to any additional premium you pay on or after the date of any such waiver.

While no specific charge is made for the Premium Credit, the surrender charges are higher and the surrender charge period longer than under our products not offering a Premium Credit. Also, the Base Contract Expense is higher than that charged under other products providing comparable features, but which have no Premium Credit. We may use a portion of the surrender charge and Base Contract Expense to help recover the cost of providing the Premium Credit. In addition, there may be circumstances under which the Contract Owner may be worse off from having received a Premium Credit. Negative performance associated with the Premium Credit at any time will reduce the Contract Value more than if the Premium Credit had not been applied.

Contract Value

We determine your Contract Value on a daily basis beginning on the Contract Date. Your Contract Value is the sum of:

•	The Contract Value in the Fixed Interest Options; and

•	The Contract Value in each Subaccount in which you are invested.

On the Contract Date, we allocated your Contract Value to each Subaccount and/or a Fixed Interest Option specified by you, unless the Contract was issued in a state that required the return of premium payments during the free look period. In such a case, the portion of your initial premium and added Premium Credit not allocated to a Fixed Interest Option may have been allocated to a Subaccount specially designated by the Company during the free look period for this purpose (the Voya Government Liquid Assets Portfolio).

Contract Value in Fixed Interest Options. The Contract Value in your Fixed Interest Options is the sum of premium payments and Premium Credits allocated to the Fixed Interest Options under the Contract, plus Contract Value transferred to the Fixed Interest Options, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Options (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

Contract Value in the Subaccounts. On the Contract Date, the Contract Value in the Subaccounts in which you are invested is equal to the initial premium paid and added Premium Credit designated to be allocated to the Subaccounts.

On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:

(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;

(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;

(3)	We add (1) and (2);

(4)	We add to (3) any additional premium payments and Premium Credits, and then add or subtract any transfers to or from that Subaccount; and

(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.

The Net Rate of Return equals the Net Investment Factor minus one.

The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Investment Factor is calculated for each Subaccount as follows:

(1)	We take the net asset value of the Subaccount at the end of each business day;

(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;

(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and

(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense; and any optional rider charges.

Calculations for the Subaccounts are made on a per Accumulation Unit basis. Each Subaccount of Separate Account B has its own Accumulation Unit value. The Accumulation Units are valued at the close of each business day that the New York Stock Exchange (“NYSE”) is open for trading, normally 4:00 p.m. Eastern Time. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests. Shares in the Funds are valued at their net asset value.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Options and any Market Value Adjustment. See APPENDIX B for a description of the calculation of Cash Surrender Value under any Fixed Interest Option. We do not guarantee any minimum Cash Surrender Value. On any date during the accumulation phase, your Cash Surrender Value equals:

•	Your Contract Value;

•	Adjusted for any Market Value Adjustment for amounts invested in the Fixed Interest Options; and

•	Reduced by any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Surrendering to Receive the Cash Surrender Value. You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date. A surrender is effective on the date we receive your written request and the Contract at Customer Service. After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined. Once paid, all benefits under the Contract will terminate. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options. We will usually pay the Cash Surrender Value within seven days.

Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59½ may result in a 10% additional tax. See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENT OPTIONS

Before the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Options. We currently do not charge you for transfers made during a Contract Year but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if in our business judgment such modification or termination is necessary or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Option taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds, Excluded Funds, and other Funds may negatively impact your Death Benefit or rider benefits.

If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See “OPTIONAL LIVING BENEFIT RIDERS.”

The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Option. To make a transfer, you must notify Customer Service and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service. If we receive your transfer request after 4 p.m. Eastern Time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.

Dollar Cost Averaging

You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Option, subject to availability, starting 30 days after the Contract Date. These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount to the Subaccounts you specify. There is no additional charge to participate in the dollar cost averaging program. Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.

Fixed Interest Options with durations of six months and one year may be available for use exclusively with the dollar cost averaging program.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Dollar cost averaging requires a minimum monthly transfer amount of $100. We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration. The last payment will include earnings accrued over the duration. If you make an additional premium payment into a Fixed Interest Option subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

If we receive a transfer request that violates the reallocation limitations under the Contract, we will inform you or your agent/registered representative that we cannot process the transfer and that new instructions are required. Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders. If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you use a Fixed Interest Option as the source account for dollar cost averaging and terminate the dollar cost averaging program when there is money remaining in the dollar cost averaging Fixed Interest Option, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Option.

If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any Fund purchase restrictions. The transfer date is the same day each month as your Contract Date. If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.

Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders. If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:

•	Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•	Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•	Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Options to be source accounts under the dollar cost averaging program or withdraw any Subaccount or Fixed Interest Option from the dollar cost averaging program. We may also stop offering dollar cost averaging Fixed Interest Options or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

Automatic Rebalancing

If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in the dollar cost averaging program. Automatic rebalancing is subject to any Fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. There is no additional charge for this feature.

Under automatic rebalancing we will transfer amounts under your Contract on a quarterly, semi-annual, or annual calendar year basis among the Subaccounts to maintain the investment blend of your selected Subaccounts. Automatic rebalancing percentages must be in whole percentages. Rebalancing does not affect any amounts that you have allocated to Fixed Interest Options. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.

To participate in automatic rebalancing, send satisfactory notice to Customer Service. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis. Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

Upon advance notice we may modify, suspend, or terminate the automatic rebalancing program at any time.

Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a Fund and raise its expenses through:

•	Increased trading and transaction costs;

•	Forced and unplanned portfolio turnover;

•	Lost opportunity costs; and

•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:

•	We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

Excessive Trading Policy. We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:

•	Meets or exceeds our current definition of Excessive Trading, as defined below; or

•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

•	More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”). This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:

•	Purchases or sales of shares related to non-Fund transfers (for example, new premium payments, withdrawals, and loans, if available);

•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing, or scheduled asset allocation programs;

•	Purchases and sales of Fund shares in the amount of $5,000 or less;

•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and

•	Transactions initiated by us or a Fund.

If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying Fund available through the variable insurance products issued by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund. We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract. Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy. Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy. This could include the Fund directing us to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

WITHDRAWALS

Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner. If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount in any Contract Year is 15% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year. The Free Withdrawal Amount does not constitute a withdrawal of premiums.

You need to submit to us a request specifying the Fixed Interest Options or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested. If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Option taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser. We will determine the Contract Value as of the close of business on the day we receive your withdrawal request in good order at Customer Service. The Contract Value may be more or less than the premium payments made.

If any limitation on allocations to the Restricted Funds has been exceeded, additional withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal. In this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all Subaccounts.

Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect. Withdrawals described below are subject to taxation on an income first basis. A withdrawal made before the taxpayer reaches age 59½ may result in a 10% additional tax. See “FEDERAL TAX CONSIDERATIONS” for more details. Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals. You are responsible for determining that withdrawals comply with applicable law.

We offer three types of withdrawals: regular withdrawals, systematic withdrawals, and IRA withdrawals.

Regular Withdrawals. You may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Option more than 30 days before its maturity date. See APPENDIX B for more information on the application of Market Value Adjustment.

Systematic Withdrawals. You may choose to receive automatic systematic withdrawal payments from the Contract Value in the Subaccounts in which you are invested or from the interest earned in your Fixed Interest Options. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly, or annually. If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the Subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested. If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually. If you additionally allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all Subaccounts in which Contract Value is invested. There is no additional charge for this feature.

You decide the date on which you would like your systematic withdrawals to start. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be a fixed amount or an amount based on a percentage of your Contract Value. Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:

Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	1.25%
Quarterly	3.75%
Annually	15.00%

If you want fixed amount systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed amount systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your Contract Value and the amount to be withdrawn based on that percentage would be less than $100, we will contact you and seek alternative instructions. Unless you provide alternative instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Options to interest earned during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with distributions under Section 72(q) and 72(t) of the Tax Code. A Fixed Interest Option may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date. If you submit an additional premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.

Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may be able to elect to receive Death Benefits as payments over the beneficiary’s lifetime (“stretch”). Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals. Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law. See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

Fixed Dollar Systematic Withdrawal Feature. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed amount systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 15% of your Contract Value as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Option exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum described above. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA Withdrawals. If you have a non-Roth IRA Contract and will be at least the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date”) during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

You choose the frequency of your IRA withdrawals (monthly, quarterly or annually) and the start date. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.

We calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount each year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Option in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charges.

ANNUITY OPTIONS

Annuitization of Your Contract

If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an annuity option. Four fixed payment annuity options are currently available. We will make these payments under the annuity option you choose. You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date. Living benefit riders automatically terminate when the income phase of your Contract begins. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided any waiting period or other specified condition has been met.

Your choice of an annuity option may be limited, depending on your use of the Contract. Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to the required minimum distribution rules in Tax Code Section 401(a)(9). In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the required minimum distribution rules. See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of Death Benefit proceeds while it is in effect and before the Annuity Start Date. If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual but is a non-natural person), no option has been chosen for paying Death Benefit proceeds, the beneficiary may choose an annuity option. In such a case, if allowed under applicable law, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant. In all events, payments of Death Benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity payment that we will make is $20. We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity payment is less than $20.

For each annuity option, we will issue a supplemental written agreement putting the annuity option into effect. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used, the interest credited to the Fixed Interest Options, and the investment performance of the Funds if variable options are available and selected.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Payment under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option selected. We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing it by 1,000. The applicable payment factor will depend on:

•	The annuity option selected;

•	The payment date;

•	The frequency of payments you choose; and

•	The age (and gender, where appropriate under applicable law) of the Annuitant or the beneficiary.

Surrender charges might apply depending on the annuity options.  As a general rule, more frequent annuity payments will result in smaller individual annuity payments. Likewise, annuity payments that are anticipated over a longer period of time will also result in smaller individual annuity payments. Because our current annuity options provide only for fixed payments, additional payments will not differ from the amount of your first annuity payment.

Our approval is needed for any option where:

•	The person named to receive payment is other than the Contract Owner or beneficiary;

•	The person named is not an individual but is a non-natural person, such as a corporation; or

•	Any annuity payment would be less than the minimum annuity payment allowed.

Selecting the Annuity Start Date

You select the Annuity Start Date, which is the date on which the annuity payments commence. Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 95th birthday. If on the Annuity Start Date a surrender charge remains and required minimum distributions are not required under the Tax Code, then the annuity option elected must include a period certain of at least 5 years.

If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.

If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 95, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see “FEDERAL TAX CONSIDERATIONS.” For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date”) or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice when selecting an Annuity Start Date.

Frequency of Annuity Payments

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually, or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

Beneficiary Rights

A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner. If so, such options may not be available to the beneficiary. In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.

The Annuity Options

The Contract has four annuity options. Payments under Options 1, 2, and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account. If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by law. Monthly payment amounts for each of the available options are available on request.

The MGIB annuity options available under the MGIB rider are different from the options listed below. For additional information, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

Option 1. Income for a Fixed Period. Under this option, we make payments in equal installments  according to the frequency you select  for a fixed number of years based on the Contract Value on the Annuity Start Date. The fixed period must be between 2 and 30 years. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual, or quarterly installments. We will provide you with illustrations if you ask for them. If the Cash Surrender Value or Contract Value is applied under this option, a 10% additional tax may apply to the taxable portion of each annuity payment until the Contract Owner reaches age 59½.

Option 2. Income for Life with a Period Certain. Under this option, we make payments for the life of the Annuitant in equal installments  according to the frequency you select  and guarantee the payments for a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, payments are guaranteed until their sum equals the value of your Contract used to determine the annuity payments. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date. Amounts for ages not shown in the Contract are available on request.

Option 3. Joint Life Income. This option is available when there are two persons named to determine annuity payments. At least one of the persons named must be either the Contract Owner or beneficiary under the Contract. We guarantee payments will be made  according to the frequency you select  as long as at least one of the named persons is living. There is no minimum number of payments.

Option 4. Annuity Plan. Under this option, your Contract Value can be applied to any other annuitization option that we choose to offer on the Annuity Start Date. Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available. If payments are variable, they will be subject to and comply with the requirements of the 1940 Act.

Payment When Named Person Dies

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law. The amounts we will pay are determined as follows:

•	For Options 1 and 2, we will continue any remaining guaranteed payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2. For the refund option, the amount paid at the death of the annuitant is the value used to determine your annuity payments less the value of all annuity payments made;

•	For Option 3, no amounts are payable after both named persons have died; and

•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits that are available through the Contract. For details about each benefit, please see the corresponding section in this prospectus.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Provides a Death Benefit payable upon the death of either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is anon-natural person).	Base Contract Expense - 1.30% of Contract Value in each Subaccount	Base Contract Expense – 1.25% -1.30% of Contract Value in each Subaccount	Automatically comes with the Contract. Fund selection can impact the benefit. Benefit will increase with additional premium payments and decrease with withdrawals.
Optional Annual Ratchet Enhanced Death Benefit	Enhances the Standard Death Benefit with any positive investment performance.	0.25% of Contract Value in each Subaccount	0.15% - 0.25% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional 7% Solution Enhanced Death Benefit	Enhances the Standard Death Benefit with the return of a stated interest rate.	0.35% of Contract Value in each Subaccount	0.30% - 0.35% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional Max 7 Enhanced Death Benefit	Enhances the Standard Death Benefit with the greater of any positive investment performance or a stated interest rate.	0.45% of Contract Value in each Subaccount	0.45% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Optional Earnings Multiplier Benefit Rider	Enhances the Death Benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.	0.30% of Contract Value annually.	0.30% of Contract Value annually.	No longer available to purchase. Once selected, this rider generally may not be cancelled. There is no benefit if there is no gain in the Contract, even though the fee continues to be deducted.
Optional Minimum Guaranteed Income Benefit Rider	Guarantees that a minimum amount of annuity income if you annuitize on the MGIB Date, regardless of fluctuating market conditions.	1.50% of the MGIB Charge Base	0.75% of the MGIB Charge Base	No longer available to purchase. Fund selection can impact the benefit.
Optional Minimum Guaranteed Withdrawal Benefit Rider	Provides a guarantee of a minimum level of annual withdrawals as long as the MGWB Benefit Base is greater than zero, even if these withdrawals reduce your Contract Value to zero.	1.00% of the MGWB Charge Base	0.65% of the MGWB Charge Base	No longer available to purchase. Withdrawals may reduce the benefit dollar for dollar or proportionally.

DEATH BENEFIT

Death Benefit Options

The Contract has a Standard Death Benefit and the following two optional death benefits that were available for election when you applied for the Contract:

•	The Annual Ratchet Enhanced Death Benefit; and

•	The 7% Solution/Max 7 Enhanced Death Benefit.

If you did not elect one of the optional Death Benefits at the time of application for the Contract, your Contract was issued with the Standard Death Benefit. Not all Death Benefit options were available at all issue ages or with all of the living benefit riders. Additionally, not all Death Benefit options were available in every state. The Death Benefit option applicable to your Contract cannot be changed.

A change in ownership of the Contract may affect the amount of the Death Benefit.

Death Benefit During the Accumulation Phase

During the accumulation phase, a Death Benefit (and the Earning Multiplier Benefit, if elected) is payable when either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies before the Annuity Start Date. Upon the first joint owner’s death, the surviving owner will become the beneficiary under the Contact. Assuming you are the Contract Owner, your beneficiary will receive a Death Benefit unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract. We calculate the Death Benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”). Surrender charges are waived in relation to premiums received before our receipt of due proof of death, and unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract, we will not accept additional premiums after we have received notice of death.

If there is a beneficiary who is not the spouse of the Contract Owner, the value of the Death Benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the Death Benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment. If your beneficiary wants to receive the Death Benefit on a date later than this, it may affect the amount of the benefit payable in the future. Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single lump-sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “WITHDRAWALS” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner. If so, such rights or options may not be available to the beneficiary.

If we do not receive a request to apply the Death Benefit proceeds to an annuity option, we will make a single payment in a lump-sum. We will generally pay Death Benefit proceeds within seven days after Customer Service has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS. Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

Payment of the Death Benefit may be subject to certain mandatory distribution rules required by federal tax law.

In all cases described below, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

Standard Death Benefit. The Standard Death Benefit equals the greater of:

•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds; and

•	The greater of the Contract Value and the Cash Surrender Value (sometimes referred to as the “Base Death Benefit”), reduced by any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.

The Standard MGDB allocated to both Covered Funds and Excluded Funds equals premium payments plus Premium Credits, if applicable, allocated to Covered Funds or Excluded Funds, respectively, less proportional adjustments for any withdrawals and transfers.  For Excluded Funds, this calculation is not used for benefit purposes but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the Standard MGDB by the withdrawal amount, known as dollar for dollar, or proportionally. If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal. If the reduction is done proportionally, the percentage reduction in the Standard MGDB for each Fund category (i.e., Covered or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested. For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a Standard MGDB of $125,000. After the withdrawal, the percentage reduction in the Standard MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%). Therefore although the reduction in Contract Value is just $10,000, the Standard MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall Standard MGDB.

Enhanced Death Benefit Options. The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit. The Enhanced Death Benefit options enable you to lock in positive investment performance. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected.

Each Enhanced Death Benefit locks in positive investment performance in a different way. The Annual Ratchet Enhanced Death Benefit locks annually. The Max 7 Enhanced Death Benefit not only locks annually, but also has an element that locks annually at a specified interest rate, so your Death Benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements. Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate element and the associated additional charge. Each Enhanced Death Benefit option is explained further below.

Allocation restrictions apply for purposes of determining Death Benefits. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit. We may, with 30 days’ notice to you, designate any Fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums and Premium Credits added to such Fund and also with respect to new transfers to such Fund.

For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value. The reduced Base Contract Expense will be applicable only during that period.

The Annual Ratchet Enhanced Death Benefit equals the greater of:

•	The Standard Death Benefit; and

•	The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds less any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equaled the premium and Premium Credits allocated to Covered Funds. On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and

•	The Annual Ratchet MGDB in Covered Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium plus Premium Credits allocated to Excluded Funds. On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and

•	The Annual Ratchet MGDB in the Excluded Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Annual Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the Annual Ratchet MGDB by the dollar amount of the withdrawal, also known as dollar for dollar, or proportionally. If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal. If the reduction is done proportionally, the proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested. For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and an Annual Ratchet MGDB of $125,000. After the withdrawal, the percentage reduction in the Annual Ratchet MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%). Therefore although the reduction in Contract Value is just $10,000, the Annual Ratchet MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Net transfers from Covered Funds to Excluded Funds will reduce the Annual Ratchet MGDB in Covered Funds proportionally. The increase in the Annual Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Annual Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds proportionally. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.

The 7% Solution Enhanced Death Benefit equals the 7% Solution Death Benefit Element, which is the greater of:

•	The Standard Death Benefit; and

•	The lesser of:

○	3 times all premium payments plus Premium Credits adjusted for withdrawals (the “Cap”); and

○	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.

Fund Categories. For purposes of calculating the 7% Solution Death Benefit Element, Covered Funds are all investment options not designated as Special Funds or Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:

•	The Voya Government Liquid Assets Portfolio;

•	The Fixed Interest Option; and

•	The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007). For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund; and

•	The Voya Limited Maturity Bond Portfolio (although it was closed to new allocations effective March 12, 2004).

No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums plus Premium Credits allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the Cap. There is no accumulation once the Cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended. The 7% Solution Enhanced Death Benefit available for some Contracts issued in 2000 or earlier allows for accumulation to continue beyond age 80, subject to the dollar amount Cap. Please see your Contract for details regarding the terms of your Death Benefit.

The 7% MGDB allocated to Special Funds equals premiums plus Premium Credits allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation at 7% for amounts allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the 7% MGDB dollar for dollar or proportionally. If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal. If the reduction is done proportionally, the percentage reduction in the 7% MGDB for each Fund category (i.e., Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The percentage reduction in the Cap equals the percentage reduction in total Contract Value resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested. For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a 7% MGDB of $125,000. After the withdrawal, the percentage reduction in the 7% MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%). Therefore although the reduction in Contract Value is just $10,000, the 7% MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from the Funds will reduce the 7% MGDB in the Funds proportionally. The increase in the 7% MGDB allocated to Fund category to which the transfer is being made will equal the decrease in the Fund category from which the transfer is being made.

The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced Death Benefit may not be available in all states.

Earnings Multiplier Benefit Rider

The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. You may have added it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider was added to your Contract is referred to as the “rider effective date.” The rider is no longer available for purchase.

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:

•	The Maximum Base; and

•	The Contract Value on the Claim Date minus premiums and adjusted for withdrawals.

If the rider was added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:

•	150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and

•	The Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums and adjusted for subsequent withdrawals.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.

Death Benefit During the Income Phase

Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or any Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

Contract Continuation After Death – Spouse

If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the sole beneficiary and such surviving spouse elects to continue the Contract as his or her own, if allowed under the requirements under the Tax Code, the following will apply:

•	If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value. We will allocate such addition to the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor. Such addition to Contract Value will not affect the guaranteed Death Benefit or any living benefit rider values. Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The Death Benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes to the surviving spouse;

•	Any premiums paid after the Contract is continued will be subject to applicable surrender charges;

•	If you elected the Annual Ratchet Death Benefit or the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 90 (or 80 for certain versions of the Enhanced Death Benefits), ratchets will continue (or resume if deceased owner had already reached age 90, or 80 for certain versions of the Enhanced Death Benefits) until the new surviving spouse Contract Owner reaches age 90. If you elected the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the Cap or the attained age of 80 is reached. If you elected the 7% Solution Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the 7% Solution Enhanced Death Benefit continues for certain versions, while other versions allow the 7% Solution Enhanced Death Benefit to continue regardless of the spouse’s age;

•	If you purchased the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor; and

•	The Earnings Multiplier Benefit rider will continue if the surviving spouse is younger than age 76, the maximum rider issue age. If the surviving spouse is age 76 or older, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original rider effective date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Contract Continuation After Death – Not a Spouse

If the beneficiary or surviving joint owner is not the spouse of the owner, the payment of the Death Benefit may be deferred, subject to limits under Tax Code section 72(s) or 401(a)(9) as applicable. See next section, “Required Distributions Upon Contract Owner’s Death.” No additional premium payments may be made.

If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value. Such addition will be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived. No additional premium payments may be made.

If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

Required Distributions Upon Contract Owner’s Death

Nonqualified Contracts. We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

If any Contract Owner of a nonqualified Contract, or any Annuitant (when a Contract Owner is not an individual but is a non-natural person), dies before the Annuity Start Date, we will distribute the Death Benefit payable to the beneficiary within five years of the Contract Owner’s date of death.

•	If the beneficiary is an individual, such beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the Death Benefit in the form of an annuity from us, provided that:

○	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and

○	Such distributions begin no later than one year after the Contract Owner’s date of death.

If the sole beneficiary is not the deceased owner’s surviving spouse, the distribution provisions described immediately above will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.

If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the Death Benefit to the beneficiary in a cash payment within five years from the date of death. We will determine the Death Benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the sole beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death. Upon receipt of such election from the spouse at Customer Service:

•	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;

•	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and

•	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.

We deem the spouse to have made the election to continue the Contract if such spouse makes a premium payment to the Contract or fails to make a timely election for payment of the Death Benefit as described above.

Subject to availability and our then current rules, a spousal or non-spousal beneficiary who is an individual may elect to receive Death Benefits as payments over the life expectancy of the beneficiary (“stretch”). “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.

If any Contract Owner of a nonqualified Contract dies on or after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract, if any, or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.

Qualified Contracts. We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code. While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences. See “FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

OPTIONAL LIVING BENEFIT RIDERS

Some features and benefits of the Contract, if selected, are available through an optional living benefit rider for an additional charge. Once selected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

The optional living benefit riders are no longer available to purchase, including purchase by existing Contract Owners.

The optional living benefit riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific Fund under the Contract. You should consult a qualified financial adviser in evaluating the riders. Customer Service may be able to answer your questions. The telephone number is 1-800-366-0066.

Two living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:

•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;

•	The Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you want a guaranteed withdrawal amount for a period of time.

These living benefit riders are described further below. Only one living benefit rider may have been selected. Information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) can be found in the appendices to this prospectus.

Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)

The MGIB rider is an optional benefit which guarantees that a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions. The minimum guaranteed amount of annuity income will depend on:

•	The amount of premiums you pay and any Premium Credits you receive during the first five Contract Years after you purchased the rider;

•	The amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below):

•	The MGIB Rate (as defined below);

•	The adjustment for Special Fund or Excluded Fund transfers, and

•	Any withdrawals you take while the MGIB rider is in effect.

Allocating Contract Value to Special Funds or Excluded Funds may limit the benefit under the MGIB rider.

Rider Effective Date. The rider date is the date the MGIB rider becomes effective. The rider date is also the Contract Date if you purchased the rider when the Contract was issued.

No Cancellation. Once purchased, the MGIB rider may not be cancelled unless you cancel, surrender, annuitize or otherwise terminate the Contract. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

Termination. The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The MGIB rider automatically terminates if:

•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase;

•	The Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Rider Charge. The current charge we deduct under the MGIB rider is 0.75% annually of the MGIB Charge Base. The MGIB Charge Base is the greater of (1) and (2) below, where:

•	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b), and (c) where:

(a)	Is the MGIB Rollup Base for Covered Funds;

(b)	Is the MGIB Rollup Base for Special Funds; and

(c)	Is the MGIB Rollup Base for Excluded Funds; and

•	Is the sum of (a) and (b) where:

(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and

(b)	Is the MGIB Ratchet Base for Excluded Funds.

For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds and the MGIB Ratchet Base for Excluded Funds, see the “Calculation of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.

Fund Categories. The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds. These Fund categories apply to all calculations under the MGIB rider. Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”

Covered Funds are any investment options not designated as Special Funds or Excluded Funds.

The following investment options are designated as Special Funds for purposes of calculating the MGIB Benefit Base:

•	The Voya Government Liquid Assets Portfolio;

•	The Fixed Interest Option;

•	The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007); and

•	Voya Limited Maturity Bond Portfolio (although it was closed to new allocations March 12, 2004).

No investment options are currently designated as Excluded Funds.

Fixed Allocation Funds Automatic Rebalancing. In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date, (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.

If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds. This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract. Currently, the minimum Fixed Allocation Fund percentage is zero. Accepted Funds are excluded from this rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.

The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:

•	Receipt of additional premiums;

•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and

•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Venerable Strategic Bond Fund to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s Death Benefits. For purposes of calculating any applicable Death Benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.

Other Funds. All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

MGIB Benefit Base. The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and Death Benefits. Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below).

On the MGIB Date, your MGIB Benefit Base is equal to the greater of (1) and (2), where:

•	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:

(a)	Is the MGIB Rollup Base for Covered Funds;

(b)	Is the MGIB Rollup Base for Special Funds; and

(c)	Is the Contract Value allocated to Excluded Funds; and

•	Is the sum of (a) and (b) where:

(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and

(b)	Is the Contract Value allocated to Excluded Funds.

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds. This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.

For purposes of the MGIB Rider, “eligible premiums” are those premiums and related Premium Credits added more than five years before the earliest MGIB Date. This means that, generally, premiums and related Premium Credits must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums and Premium Credits paid after that are not eligible premiums.

Calculation of the Maximum MGIB Rollup Base. The Maximum MGIB Rollup Base is 250% of eligible premiums and Premium Credits adjusted proportionally for withdrawals. This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value. The Maximum MGIB Rollup Base is not allocated by Fund category. If the version of the MGIB rider described in this section is not available in your state, you may receive a version of the MGIB rider that defines the Maximum MGIB Rollup Base as 300% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.

Calculation of the MGIB Rollup Base The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.

The MGIB Rollup Base allocated to Special Funds equals the eligible premiums and Premium Credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.

The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter. The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges. It is not included in the MGIB Rollup Base used to determine benefits.

The MGIB Rate is currently 6% (7% if this rider was purchased before May 1, 2009). The MGIB Rate is an annual effective rate. The MGIB Rate will not change for those Contracts that have purchased the MGIB rider.

Withdrawals reduce each MGIB Rollup Base proportionally. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e., Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment). This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a Fund category will reduce the applicable MGIB Rollup Base for that Fund proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in the Fund category. For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%. In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.

In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally. But, the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds. What this means is if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer is that you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

Calculation of the MGIB Ratchet Bases. The MGIB Ratchet Base for Covered Funds and Special Funds equals:

•	On the rider effective date, eligible premiums plus Premium Credits or the Contract Value (if the rider is added after the Contract Date,) allocated to Covered Funds and Special Funds.

•	On each Contract anniversary prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:

○	The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and

○	The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior Contract anniversary, adjusted for any new eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

For Contracts with the MGIB rider purchased before January 12, 2009, the MGIB Ratchet Base for Covered Funds and Special Funds is recalculated on each quarterly Contract anniversary prior to attainment of age 90.

•	At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior Contract anniversary (the prior quarterly Contract anniversary for Contracts with the MGIB rider purchased before January 12, 2009), adjusted for additional eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds. The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges. It is not included in the MGIB Ratchet Base used to determine benefits.

Withdrawals reduce each MGIB Ratchet Base proportionally. The percentage reduction in the MGIB Ratchet Base for each Fund category (i.e., Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment). This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds or Special Funds and Excluded Funds net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds. For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%. In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Ratchet Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.

In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally. But, the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

MGIB Date. Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.

MGIB Annuity Income. Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:

•	Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•	Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the then-current income factors in effect for the annuity option you selected; and

•	The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX B) that would otherwise apply at annuitization.

MGIB Income Factors. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract. Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider. Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract. The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract. The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance. If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider.

MGIB Annuity Options. Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. The MGIB must be exercised in the 30-day period prior to any Contract anniversary. At your request, the Company may in its discretion extend the latest Contract Annuity Start Date without extending the MGIB Date. The following are the MGIB annuity options available under the MGIB rider:

•	Income for life (single life or joint life with 100% survivor) and a fixed period;

•	Income for a fixed period; and

•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.

Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified. Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code. See FEDERAL TAX CONSIDERATIONS.

Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider. This option may only be exercised in the 30 day period prior to a Contract anniversary. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in this prospectus. The Contract Value will be reduced proportionally. Any additional exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values. This means the Contract and MGIB rider values will be adjusted proportionally. See “Calculation of the Maximum MGIB Rollup Base”, “Calculation of the MGIB Rollup Base” and “Calculation of the MGIB Ratchet Bases” above. Surrender charges will apply to amounts applied to partial annuitization.

Notification. On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

Change of Owner and Annuitant. The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death. Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization. In such a case, a new Annuitant may be named in accordance with the provisions of your Contract. The MGIB Benefit Base is unaffected and continues to accumulate.

Death of Owner. The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are joint owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract. The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.

The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above. Annuitizing using the MGIB rider may result in a more favorable stream of annuity payments and different tax consequences under your Contract. Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors. You should consider all of your options at the time you begin the income phase of your Contract.

Minimum Guaranteed Withdrawal Benefit Rider (“MGWB rider”)

Minimum Guaranteed Withdrawal Benefit (MGWB) Rider. The MGWB Rider is an Optional Benefit which guarantees that if your Contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two Contract Years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any Contract Year may not exceed 7% of your adjusted Eligible Payment Amount. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. The charge for this version of the MGWB Rider is deducted quarterly of the original Eligible Payment Amount:

Maximum Annual Charge	Current Annual Charge
1.00%	0.65%

For contracts issued with a prior version of this MGWB rider, the current charge is 0.50%. For a further discussion of the charges we deduct under the MGWB rider, see “Optional Rider Charges.” Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

•	If you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

•	If you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

Once issued the rider may not be cancelled.

The MGWB Withdrawal Account. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is tracked separately for Special and Non-Special Funds (if applicable*) and adjusted for any withdrawals and transfers between Special and Non-Special Funds. Periodic Payments will reduce the MGWB Withdrawal Account by the dollar amount of the withdrawal.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Special and non-Non-Special Funds. The MGWB Withdrawal Account equals the sum of:

•	The MGWB Withdrawal Account allocated to Non-Special Funds, if any; and,

•	The lesser of:

○	The Eligible Payment Amount allocated to Special Funds, if any; and

○	The Contract Value in the Special Funds, if any.

Thus, investing in the Special Funds may limit the MGWB Withdrawal Account. However, the MGWB Withdrawal Account is also subject to a “floor”, discussed later, which may partially offset the effects of investing in Special Funds.

Fund Categories. The pre-2000 MGWB rider has no Fund categorization. The 2001 MGWB rider categorizes Funds as Non-Special or Special. The 2003 MGWB rider refers to Non-Special Funds as Covered Funds and Special Funds as Excluded Funds. The Fixed Interest Options are the only investment options currently designated as Special Funds for purposes of calculating the MGWB Withdrawal Account. Non-Special or Covered Funds are any investment options not designated as Special Funds.

Depending on the version of your rider, withdrawals may impact your MGWB Withdrawal Account differently. For some versions, withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. For other versions, withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non Special Funds and pro rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net Contract Value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

The floor for your MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero.

If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Guaranteed Withdrawal Status. You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See the “Withdrawals” Section for more information. Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

•	Your Contract Value is greater than zero;

•	Your MGWB Withdrawal Account or the floor is greater than zero;

•	Your latest allowable Annuity Start Date has not been reached;

•	You have not elected to annuitize your Contract; and

•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract, or surrendered the Contract.

Any Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

•	Your MGWB Withdrawal Account or the floor is greater than zero;

•	Your latest allowable Annuity Start Date has not been reached;

•	You have not elected to annuitize your Contract; and

•	You have not died, changed the ownership of the Contract, or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of:

•	Your Contract’s latest Annuity Start Date,

•	The death of the Contract Owner; or

•	Until your MGWB Withdrawal Account is exhausted.

We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your Contract Value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:

•	Payment of all MGWB periodic payments and payment of the Commuted Value (defined below) or

•	The Contract Owner’s death.

On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

Death Benefit During Automatic Periodic Benefit Status. Depending on the version of the rider, the death benefit payable during Automatic Periodic Benefit Status may vary. For some versions, it also could have varied based on the base Contract Death Benefit elected. For certain rider versions, if you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the Death Benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the Death Benefit during the Automatic Periodic Benefit Status, we deem your Contract Value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the Death Benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account, which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected Death Benefit option. For other versions of the base Contract Death Benefit and other versions of the MGWB rider, the death benefit payable while in Automatic Periodic Benefit Status will be the MGWB Withdrawal Account.

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;

•	This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract. When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified Contract. Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code. Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f). Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

•	Diversification. Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•	Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•	Post-Death Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•	Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the contract value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract. When the contract owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•	Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the Contract at that time. A Market Value Adjustment, if applicable, could increase the contract value. Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract.

10% Additional Tax. A distribution from a nonqualified Contract may be subject to an additional tax equal to 10% of the amount treated as income. In general, however, there is no additional tax on distributions:

•	Made on or after the taxpayer reaches age 59½;

•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);

•	Attributable to the taxpayer becoming disabled as defined in the Tax Code;

•	Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% additional tax does not apply to distributions from a nonqualified Contract that is an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the additional tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment, or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;

•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;

•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and

•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to a 10% additional tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits. Subject to the Tax Code section 72(s), as applicable, amounts may be distributed from a nonqualified Contract because of your death or the death of the annuitant. Different distribution requirements apply if your death occurs:

•	On or after you begin receiving annuity payments under the Contract; or

•	Before you begin receiving such distributions.

If your death occurs on or after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025. However, if distributions begin within one year of your death to a designated beneficiary, then payments may be made over one of the following timeframes:

•	Over the life of the designated beneficiary; or

•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new contract owner. For this purpose, a “designated beneficiary” is an individual designated as a beneficiary by the contract owner. If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of the contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or

•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:

•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•	If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a Death Benefit that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to these Death Benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified Contract is treated as a distribution of such amount or portion. If the entire contract value is pledged or collaterally assigned, additional increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other transactions, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract. We may require additional documentation prior to processing any requested transaction.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:

•	Sections 401(a), 401(k) and 403(a) Plans. Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•	403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•	Individual Retirement Annuities (“IRA”) and Roth IRAs. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA or Roth IRA, as applicable, and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA or Roth IRA, as applicable, qualification requirements; and

•	457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). A 457 plan may be either a 457(b) plan or a 457(f) plan. Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account. There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.

Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. A distribution from a 529 account, established under a state 529 qualified tuition program, may be transferred tax-free via a direct trustee-to-trustee transfer to a Roth IRA maintained for the 529 account’s designated beneficiary if certain conditions are satisfied. The maximum amount that may be transferred tax-free in any year cannot exceed the Roth IRA contribution limit for the 529 account’s designated beneficiary, and the aggregate amount for all years may not exceed $35,000.

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Limits on IRA and Roth IRA Rollovers. You may roll over a distribution from an IRA to an IRA only once in any 12-month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have questions about these rules.

Taxation

The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e. annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•	Contributions in excess of specified limits;

•	Distributions before age 59½ (subject to certain exceptions);

•	Distributions that do not conform to specified commencement and minimum distribution rules; and

•	Certain other circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law, including any applicable non-discrimination rules under the Tax Code. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed Death Benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

401(a), 401(k), 403(a) and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $70,000 (2025). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125, 132(f)(4), or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $23,500 (2025). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

Contributions and premium payments to your account(s) will generally be excluded from your gross income unless contributed to a designated Roth account in the plan.

Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount not to exceed the lesser of:

•	$7,500 (2025); or

•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

For 2025, the catch-up contribution limits applicable to those who attain age 60, 61, 62, or 63 in 2025 is $11,250.

IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2025, the contribution to your traditional IRA generally cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Both of these contribution limits are subject to annual adjustments for cost-of-living increases. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2025, the contribution to a Roth IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. Both of these contribution limits are subject to annual adjustments for cost-of-living increases. The amount you can contribute to a Roth IRA is generally reduced by the amount of any contributions you make to an individual retirement plan for your benefit. Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Your employer generally may establish a SIMPLE IRA for you if your employer has 100 or fewer employees and maintains no other qualified retirement plan. You may make elective deferrals to a SIMPLE IRA by reducing your salary up to a limit. For 2025, the limit is $16,500. If you are age 50 or older, you can make an additional catch-up deferral of $3,500 (for a total of $20,000). If you attain age 60, 61, 62, or 63 in 2025, you can make an additional catch-up deferral of $5,250 (for a total of $21,750). All of these contribution limits are subject to annual adjustments for cost-of-living increases. Each year, your employer must contribute either (1) a matching contribution equal to your salary reduction (not including any additional catch-up deferral) up to a limit of 3% of your compensation or (2) a nonelective contribution equal to 2% of your compensation, not to exceed a limit, provided you earn at least $5,000. For 2025, the compensation limit is $350,000, adjusted annually for cost-of-living increases thereafter. These deferral limits may be increased in certain circumstances, which can depend on the size of the plan, the amount of the employer’s contribution, and whether the employer maintains other retirement plans.

Your employer may establish a SEP IRA for each eligible employee. Employer contributions cannot exceed the lesser of (1) 25% of your compensation or (2) a specified limit. For 2025, the limit is $70,000.

Distributions − General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including withdrawals, income phase (i.e. annuity) payments and Death Benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k), 403(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:

•	The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•	You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code;

•	The distribution is a qualified distribution from a designated Roth account; or.

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:

•	Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);

•	A hardship withdrawal; or

•	Otherwise recognized under applicable regulations as not eligible for rollover.

Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:

•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code. It is your responsibility to track these after-tax contributions.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of a distribution from a qualified Contract.

Exceptions to the 10% additional tax apply if:

•	You have attained age 59½;

•	You have become disabled, as defined in the Tax Code;

•	You have died and the distribution is to your beneficiary;

•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•	The distribution is paid directly to the government in accordance with an IRS levy;

•	The distribution is a qualified reservist distribution as defined under the Tax Code;

•	The distribution is a qualified birth or adoption distribution;

•	The distribution is an emergency personal expense distribution;

•	The distribution is an eligible distribution to a domestic abuse victim;

•	The distribution is made to an employee who is a terminally ill individual;

•	The distribution is eligible for relief extended to victims of certain federally declared disasters; or

•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:

•	The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);

•	The distributions are not more than your qualified higher education expenses; or

•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:

•	You have separated from service with the plan sponsor at or after age 55;

•	You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan or from a qualified plan, a 403(a) plan, or a 403(b) contract and you separated from service after age 50;

•	You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•	The distribution is a distribution from a pension-linked emergency savings account as defined in the Tax Code.

The Tax Code may provide other exceptions or impose other additional taxes in other circumstances. You should consult your tax adviser regarding whether an exception applies in your circumstances.

Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:

•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and

•	It is:

○	Made on or after the date on which the owner attains age 59½;

○	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;

○	Attributable to the owner being disabled (within the meaning of the Tax Code); or

○	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

If a payment or a distribution from a Roth IRA is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the 10% additional tax discussed above.

Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account under a qualified plan.

Distributions − Eligibility

Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.  You should consult your plan administrator to determine if you are eligible to take a distribution from your plan.

401(a) Pension Plans, 401(k) Plans, and 403(b) Plans. Subject to the terms of your plan, distributions generally may occur only upon:

•	Retirement;

•	Death;

•	Disability;

•	Severance from employment;

•	Attainment of age 59½;

•	Termination of the plan; or

•	Meeting other circumstances as allowed by federal law, regulations, or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.  For 401(k) and 403(b) Plans, distributions generally may occur upon financial hardship.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions that generally apply to 403(b)(7) accounts under the Tax Code.

Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (non-Roth 401(a), 401(k), 403(a), 403(b) and IRAs)

To avoid certain tax penalties, you and any beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•	The start date for distributions;

•	The time period in which all amounts in your Contract(s) must be distributed; and

•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the “applicable age” or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:

•	Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain the “applicable age”; or

•	Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Applicable Age. The “applicable age” for purpose of starting required minimum distributions is:

If you were born…	Your “applicable age” is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:

•	Over your life or the joint lives of you and your designated beneficiary; or

•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of the last valuation date, as applicable, of the preceding year by the applicable denominator. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made might need to be accelerated at the end of the maximum allowed period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements (described below).

25% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution during the “correction window” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs and Designated Roth Accounts. Required minimum distributions are not applicable to Roth IRAs during your lifetime. For taxable years beginning on or before December 31, 2023, required minimum distributions during your lifetime were applicable to designated Roth accounts under 401(k) and 403(b) plans. For taxable years beginning after December 31, 2023, lifetime minimum distributions are no longer required for designated Roth accounts under 401(k) and 403(b) plans. Required minimum distributions must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

Further information regarding required minimum distributions may be found in your Contract or plan.

Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)

Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The Death Benefit provisions of your qualified Contract shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances, including for defined benefit plans under section 401(a).

Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continue over the EDB’s remaining life expectancy after the EDB’s death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA. In certain circumstances, the spouse may have to take a “hypothetical RMD” before transferring their interest or treating your IRA as their own.

Certain transition rules may apply. Please consult your tax adviser.

The minimum distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.

Withholding

In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contracts. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.

401(a), 401(k), 403(a) and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distribution to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

Assignment and Other Transfers

401(a), 401(k), 403(a) and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:

•	A plan participant as a means to provide benefit payments;

•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);

•	The Company as collateral for a loan, if available; or

•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract (other than a transfer incident to a divorce or separation instrument in accordance with Tax Code Section 408(d)(6)) to any person other than the Company. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.  If you borrow any money under, or by use or assignment of, your IRA, the IRA will lose its tax-favored status, and you will be required to include in your gross income the fair market value of your IRA as of the first day of the tax year in which the borrowing, pledge, or assignment occurred. You may also be required to pay a 10% early distribution additional tax.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans (if available), assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the contract value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.

If applicable, payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes. A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start. Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal. This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments. Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.

For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the Death Benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg. section 1.401(a)(9)-6 as the Death Benefit under these riders could be viewed as providing an increasing benefit. Please consult your legal and/or tax adviser about the tax consequences of living benefits Death Benefits.

Enhanced Death Benefits. The Contract offers a Death Benefit that may exceed the greater of premium payments and the contract value. It is possible that the IRS could characterize such a Death Benefit as other than an incidental Death Benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available Death Benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your legal and/or tax adviser about the tax consequences of enhanced Death Benefits.

Same-Sex Marriages

If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the Subaccounts.

OTHER INFORMATION

Reports to Contract Owners

We confirm purchase, transfer, and withdrawal transactions usually within five business days of processing. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Contract Value, Cash Surrender Value, and the Death Benefit as of the end of the calendar quarter. The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value. You have 30 days to notify Customer Service of any errors or discrepancies. We will notify you when any shareholder reports of the Funds in which Separate Account B invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:

•	On any business day when the NYSE is closed (except customary weekend and holiday closings);

•	When an emergency exists as determined by the SEC; or

•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

In Case of Errors in Your Application

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

Assigning the Contract as Collateral

You may assign a nonqualified Contract as collateral security for a loan, but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice to Customer Service in order to make or release an assignment. We are not responsible for the validity of any assignment.

Contract Changes – Applicable Tax Law

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.

Free Look

When you purchased the Contract, you had the right to cancel your Contract within your ten-day free look period. We deemed the free look period to expire 15 days after we mailed the Contract to you. Some states may have required a longer free look period. Those that cancelled their Contracts during the free look period received a refund equal to the greater of the Contract Value (which may have been more or less than the premium payments made) or, if required by your state, the original amount of the premium payment.

Because the Contract is no longer offered for new sales and the free look period for all existing Contracts have expired, there will generally be no more discussion of the free look period except to the extent it is relevant in relation to other Contract features or benefits.

Special Arrangements

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

Selling the Contract

Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts. Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Directed Services LLC does not retain any commissions or compensation paid to it by the Company for Contract sales. Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.

Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts. Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Directed Services LLC pays selling firms for past Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 8.00% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.00% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 8.00% of total premium payments.

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers. These amounts may include:

•	Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•	Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

Directed Services LLC may also compensate wholesalers/distributors, and their management personnel, for past Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Contract Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’ information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Also see your Contract, including any endorsements and riders, for details.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

State Regulation

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account B, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract. Notwithstanding the foregoing:

•	Litigation. The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, lawsuits could include claims for substantial compensatory, consequential, or punitive damages and other types of relief. Certain claims could be asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations would not have a material adverse effect on either the Company’s or DSL’s operations or financial position.

•	Regulatory Matters. As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations, and audits of the products and practices of the Company and/or DSL or the financial services industry. Any such examinations, inquiries, investigations, and audits could result in regulatory action against the Company and/or DSL. The potential outcome of such regulatory action would be difficult to predict but could subject the Company and/or DSL to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company’s and/or DSL’s policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action would have a material adverse effect on the Company’s or DSL’s financial position. It is the practice of the Company and DSL to cooperate fully in these matters.

The outcome of any lawsuit/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for any litigation/arbitration and regulatory matter, and given the large and indeterminate amounts potentially sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain lawsuits/arbitrations or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular period.

APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://docs.venerable.com/#/landing?prod=380789404&doctype=spros.

You can also request this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Funds you choose may impact the benefits under the Optional Benefits you chose. See “OPTIONAL LIVING BENEFIT RIDERS” in the full prospectus for more information.

The current expenses and performance information below reflects fee and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

Open Funds

Subaccounts that invest in the following Funds are open to new premiums and transfers of Contract Value.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC Subadviser: Blackrock (Singapore) Limited and Blackrock International Limited	Class III 1.02%[1]	8.93%	5.72%	5.32%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Class S 1.44%[1]	1.92%	-0.77%	3.70%
A non-diversified Portfolio that seeks long-term capital appreciation.	VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	Class S 1.21%[1]	8.67%	7.43%	9.87%

1	Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks to earn a high level of current income with a secondary goal of seeking capital appreciation.	Venerable High Yield Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Franklin Advisers, Inc.	Class V 0.72%[1]	—	—	—
Seeks to replicate the performance of a benchmark index that measures the investment return of large capitalization stocks as closely as possible before the deduction of Fund expenses.	Venerable Large Cap Index Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC	Class V 0.51%[1]	—	—	—
Seeks, over the long-term, total investment return consistent with the preservation of capital.	Venerable Moderate Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	Class V 0.89%[1]	—	—	—
Seeks to maximize total return while investing to obtain the average duration specified in the Fund’s prospectus.	Venerable Strategic Bond Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Subadviser: Franklin Advisers, Inc.	Class V 0.80%[1]	—	—	—
Seeks to provide long term capital growth.	Venerable US Large Cap Strategic Equity Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC Non-Discretionary Sub-Advisers: Clearbridge Investments, LLC and Brandywine Global Investment Management, LLC	Class V 0.86%[1]	—	—	—
Seeks to maximize income while maintaining prospects for capital appreciation.	Voya Balanced Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.86%[1]	12.79%	3.97%	5.03%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.85%[1]	12.68%	6.29%	6.66%
Seeks capital appreciation.	Voya Global Insights Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 1.01%[1]	8.95%	7.52%	8.74%
Seeks total return.	Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 1.09%[1]	6.90%	3.49%	4.30%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	4.77%	2.19%	1.46%
Seeks to maximize real return, consistent with preservation of real capital and prudent investment management.	Voya Inflation Protected Bond Plus Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co, LLC	Class S 0.84%[1]	1.86%	1.45%	1.63%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 1.00%	7.09%	4.31%	3.84%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.94%[1]	2.61%	3.88%	4.43%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderately Aggressive Portfolio.	Voya Retirement Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds. (Before May1, 2025, this fund was known as the Voya Retirement Growth Portfolio.)	Class ADV 1.02%[1]	14.55%	8.09%	7.37%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.	Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 0.87%[1]	5.67%	2.69%	3.51%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 0.95%[1]	7.81%	4.58%	4.94%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Aggressive Portfolio.	Voya Retirement Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds. (Before May 1, 2025, this fund was known as the Voya Retirement Moderate Growth Portfolio.)	Class ADV 0.98%[1]	12.32%	6.93%	6.59%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%[1]	21.28%	10.72%	10.81%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.	Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%[1]	14.55%	9.23%	8.94%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.68%[1]	10.82%	6.78%	7.24%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Sub-Sub-Adviser: Voya Investment Management (UK) Limited	Class S 1.11%[1]	10.34%	6.72%	7.15%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class S 1.00%	14.82%	8.08%	7.37%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%[1]	0.65%	-0.87%	0.77%

Closed Funds

Subaccounts that invest in the following Funds are closed to new premiums and transfers of Contract Value. Contract Owners who have value in any of the closed Funds may leave their Contract Value allocated to the Subaccounts that invest in these Funds.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	Columbia Variable Portfolio – Small Cap Value Fund Investment Adviser: Columbia Management Investment Advisers, LLC	Class 2 1.13%[1]	8.67%	10.98%	8.98%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index®.	ProFund VP Europe 30 Investment Adviser: ProFund Advisors LLC	1.68%[1]	4.35%	5.03%	4.05%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily performance of the most recently issued 30-year U.S. Treasury Bond.	ProFund VP Rising Rates Opportunity Investment Adviser: ProFund Advisors LLC	1.66%	19.00%	7.05%	-0.06%
Seeks high total return consisting of capital appreciation and current income.	VY® CBRE Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	Class S 1.15%[1]	0.12%	1.41%	2.90%
Seeks total return including capital appreciation and current income.	VY® CBRE Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	Class S 1.00%[1]	4.30%	4.24%	5.10%
Seeks long-term growth of capital	VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Class S 1.17%[1]	11.27%	9.91%	7.76%

1	Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(AS OF 12/31/2024)
			1 year	5 year	10 year
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Class S 1.10%[1]	14.04%	8.39%	7.68%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%[1]	14.92%	9.65%	8.42%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk	Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%[1]	8.39%	8.11%	7.74%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%[1]	2.72%	4.12%	4.68%
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.54%	4.88%	1.43%	1.53%
Seeks long-term capital appreciation	Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 1.18%[1]	18.59%	7.63%	7.24%

Notice of Upcoming Fund Additions

Subaccounts that invest in the following Funds are not currently available, but will be added to your Contract and available for new premiums and transfers of Contract Value beginning on a date subsequently communicated to you in a separate supplement to your Prospectus.   Because each of these Funds is new, no performance information is available.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES
Seeks high long term capital appreciation.	Venerable Appreciation Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 0.84%
Seeks to replicate the performance of a benchmark index that measures investment grade bonds traded in the U.S. as closely as possible before the deduction of Fund expenses.	Venerable Bond Index Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Franklin Advisers, Inc.	(Class V) 0.61%[1]
Seeks, over the long term, current income and a modest level of total investment return consistent with the preservation of capital.	Venerable Conservative Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 0.85%
Seeks, over the long term, current income and a moderate level of total investment return.	Venerable Conservative Appreciation Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 0.85%
Seeks to provide long term capital growth.

Venerable Emerging Markets Equity Fund

Investment Adviser: Venerable Investment Advisers, LLC

Discretionary Sub-Adviser: Russell Investment Management, LLC

Non-Discretionary Sub-Advisers: Axiom Investors LLC, Barrow, Hanley, Mewhinney & Strauss LLC, Numeric Investors LLC, Oaktree Fund Advisors, LLC, Pzena Investment Management, LLC, Sands Capital Management, LLC

(Class V) 1.44%[1]
Seeks to replicate the performance of a benchmark index that measures the investment return of international developed markets stocks as closely as possible before deduction of Fund expenses.	Venerable International Index Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC	(Class V) 0.71%[1]
Seeks to replicate the performance of a benchmark index that measures the investment return of mid capitalization stocks as closely as possible before deduction of Fund expenses.	Venerable Mid Cap Index Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC	(Class V) 0.65%[1]

1	Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES
Seeks moderate long term capital appreciation and as a secondary objective, current income.	Venerable Moderate Appreciation Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 0.84%
Seeks to replicate the performance of a benchmark index that measures the investment return of small capitalization stocks as closely as possible before deduction of Fund expenses.	Venerable Small Cap Index Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC	(Class V) 0.70%[1]
Seeks to provide long term capital growth.	Venerable US Small Cap Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Franklin Advisers, Inc.	(Class V) 0.85%[1]
Seeks high long term capital appreciation.	Venerable World Appreciation Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub -Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 1.01%[1]
Seeks, over the long term, current income and a moderate level of total investment return.	Venerable World Conservative Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 0.86%[1]
Seeks to provide long term capital growth

Venerable World Equity Fund

Investment Adviser: Venerable Investment Advisers, LLC

Discretionary Sub-Adviser: Russell Investment Management, LLC

Non-Discretionary Sub-Advisers: Intermede Global Partners Inc., Intermede Investments Partners Limited, Sanders Capital, LLC, Wellington Management Company LLP

(Class V) 0.85%[1]
Seeks moderate long term capital appreciation and as a secondary objective, current income.	Venerable World Moderate Allocation Fund Investment Adviser: Venerable Investment Advisers, LLC Discretionary Sub-Adviser: Russell Investment Management, LLC A Fund of Funds.	(Class V) 1.02%[1]

APPENDIX B – FIXED ACCOUNT I

Fixed Account I (“Fixed Account”) is an optional Fixed Interest Option offered during the accumulation phase of your variable annuity Contract. The Fixed Account, which is a segregated asset account within the Company’s general account, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Option(s)). We will credit your Fixed Interest Option(s) with a fixed rate of interest. We currently offer Fixed Interest Options with guaranteed interest periods that may vary by maturity, state of issue and rate. In addition, we may offer dollar cost averaging Fixed Interest Options, which are six-month and one-year Fixed Interest Options available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts. We set the interest rates periodically. We may credit a different interest rate for each guaranteed interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by the Company, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period. If you take your money out from a Fixed Interest Option more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment. A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out. A surrender charge may also apply to withdrawals from your Contract.

For Contracts sold in some states, not all Fixed Interest Options are available. You have a right to return your Contract for a refund as described in the Contract prospectus.

The Fixed Account

You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Option for the guaranteed interest period you select. We will credit your Fixed Interest Option with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Option before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.

Your Contract Value in the Fixed Account is the sum of your Fixed Interest Options and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Option will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Option more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer, or annuitize, depending on current interest rates at the time of the transaction.

Guaranteed Interest Rates

Each Fixed Interest Option will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates.

Transfers from a Fixed Interest Option

You may transfer your Contract Value in a Fixed Interest Option to one or more new Fixed Interest Options with new guaranteed interest periods or to any of the Subaccounts of the Separate Account as described in the Contract prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Option is $100. Transfers from a Fixed Interest Option may be subject to a Market Value Adjustment. If you have a special Fixed Interest Option that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Option to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Options during specified periods while the rider is in effect.

Withdrawals from a Fixed Interest Option

During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Option. You may make systematic withdrawals of only the interest earned during the prior month, quarter, or year, depending on the frequency chosen, from a Fixed Interest Option under our systematic withdrawal option. A withdrawal from a Fixed Interest Option may be subject to a Market Value Adjustment  and a Contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% additional tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Options during the period while the rider is in effect.

Market Value Adjustment

A Market Value Adjustment may decrease, increase, or have no effect on your Contract Value. We will apply a Market Value Adjustment:

•	Whenever you withdraw or transfer money from a Fixed Interest Option (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and

•	If on the Annuity Start Date a guaranteed interest period for any Fixed Interest Option does not end on or within 30 days of the Annuity Start Date.

A Market Value Adjustment may be positive, negative, or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value. In the event of a full surrender, transfer, or annuitization from a Fixed Interest Option, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred, or annuitized. In the event of a partial withdrawal, transfer, or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred, or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.

Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account. More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:

•	100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus

•	Any applicable surrender charges.

If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.

In applying any Market Value Adjustment, each Fixed Interest Option will be considered separately, meaning that amounts allocated to the Fixed Account at different points in time, and earning different rates of interest for different guaranteed interest periods, will be considered separately. The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Option.

Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%. As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

Contract Value in the Fixed Interest Options

On the Contract Date, the Contract Value in any Fixed Interest Option in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Option. On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Option as follows:

(1)	We take the Contract Value in the Fixed Interest Option at the end of the preceding business day;

(2)	We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day;

(3)	We add (1) and (2);

(4)	We subtract from (3) any transfers from that Fixed Interest Option; and

(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Option. The Contract Value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Options, any Market Value Adjustment, and any surrender charge. We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: we start with your Contract Value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Dollar Cost Averaging from Fixed Interest Options

You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Allocation with a guaranteed interest period of one year or less. The Fixed Interest Options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Options or Fund Subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each Contract Year.

Transfers from a Fixed Interest Option under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional Fixed Interest Options to the dollar cost averaging program or withdraw any Fixed Interest Option from the dollar cost averaging program, or otherwise modify, suspend, or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

Suspension of Payments

We have the right to delay payment of amounts from a Fixed Interest Option for up to six months.

Market Value Adjustment Examples with Application of the Floor Guarantee

The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.

Assumptions used for Examples #1 and #2:

•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;

•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;

•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;

•	No prior Withdrawals affecting the Fixed Account have been taken;

•	A 3% GMIR applies to the Fixed Account under the Contract;

•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and

•	Any applicable surrender charges are not applied.

Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

Step 2: Calculate the Floor Guarantee.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.

Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).

The amount paid will be the greater of:

•	The calculated Fixed Account value after application of the MVA; and

•	The Floor Guarantee.

Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330. The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.

The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee. The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1. Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.

Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.

Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee. In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%. The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)]. Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330. This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.

Assumptions used for Example #3:

•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;

•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;

•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;

•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;

•	A 0% GMIR applies to the Fixed Account under the Contract;

•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and

•	Any applicable surrender charges are not applied.

Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.

In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%). On May 15, 2010, the Floor Guarantee is equal to $232,127. On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually. As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.

Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818). Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000). No negative MVA is assessed because the Effective MVA is 0%.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818. When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

APPENDIX C – FIXED INTEREST DIVISION

A Fixed Interest Division option is available through certain group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940. Except in a few states, the Fixed Interest Division is closed to new investments.

Where available, interests in the Fixed Interest Division are offered through an Offering Brochure, which has more complete information. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division. The Fixed Interest Division is different from the Fixed Account, which is described in Appendix B and which may not be available in your state. If you are unsure whether the Fixed Interest Division is available in your state, please contact Customer Service at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

C-1

APPENDIX D – SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumptions are used in this example:

•	You made an initial premium payment of $30,000;

•	You made additional premium payments of $10,000 in each of the second and third Contract Years (for total premium payments under the Contract of $50,000);

•	An additional credit of $1,200 is added to the initial premium and an additional credit of $400 is added to each additional premium payment, for total credits paid of $1,600; and

•	You make a withdrawal at the beginning of the fifth Contract Year of 25% of the $56,000 Contract Value.

In this example, the maximum Free Withdrawal Amount that you may withdraw without a surrender charge is $8,400, which is 15% of the $56,000 Contract Value on the date of the withdrawal ($56,000 ×  .15 = $8,400).

The total amount withdrawn from the Contract would be $14,000.

•	$56,000 (the Contract Value) × .25 = $14,000

Therefore, $5,500 is considered an excess withdrawal as part of the initial premium payment of $30,000 and would be subject to a 4% surrender charge:

•	$14,000 (the amount withdrawn) - $8,400 (the Free Withdrawal Amount) = $5,600

•	4% is the applicable surrender charge (as a percentage of Premium Payment withdrawn) according to the surrender charge schedule

The surrender charge is calculated as follows:

•	The 4% surrender charge is assessed against the $5,600 excess withdrawal: $5,600 × .04 = $224

The amount of the withdrawal paid to you will be $14,000 and in addition, $224 will be deducted from your Contract Value.

This example does not consider any Market Value Adjustment or deduction of any premium taxes.

D-1

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account B and additional information about the Company, Separate Account B and the Contracts has been filed with the SEC. It is available without charge on request. To obtain a copy of the SAI or inquire about your Contract, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066. The SAI is included in this prospectus by reference.

Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 033-59261.

GoldenSelect DVA Plus®, Contract I.D. C00002520	May 1, 2025

STATEMENT OF ADDITIONAL INFORMATION
GOLDENSELECT DVA PLUS®
Deferred Combination Variable and Fixed Annuity Contract
issued by
SEPARATE ACCOUNT B
of
VENERABLE INSURANCE AND ANNUITY COMPANY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus for the GoldenSelect DVA Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”), which is included herein by reference. The Prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus, send a written request to Venerable Insurance and Annuity Company, Customer Service, P.O. Box 9271 Des Moines, Iowa 50306-9271 or telephone (800) 366-0066, or access the Security and Exchange Commission’s (“SEC”) website (www.sec.gov).

DATE OF PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

1

General Information and History

Venerable Insurance and Annuity Company. We are an Iowa domiciled life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC (“VA Capital”), a limited liability company domiciled in the State of Delaware. Our direct parent company is Venerable Holdings, Inc. (“Venerable”), a holding company domiciled in the State of Delaware. Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”) The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.

We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

Separate Account B. Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity Contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Services

Safekeeping of Assets. Venerable Insurance and Annuity Company acts as its own custodian for Separate Account B.

Experts.

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Venerable Insurance and Annuity Company Separate Account B, as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the financial statements of Venerable Insurance and Annuity Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 as set forth in their reports, which are incorporated by reference in this SAI and Registration Statement. The aforementioned financial statements are incorporated by reference herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

2

Distribution of Contracts. The offering of Contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services LLC, an affiliate of Venerable Insurance and Annuity Company, acts as the principal underwriter (as defined in the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as amended) of the variable insurance products (the “variable insurance products”) previously issued by Venerable Insurance and Annuity Company. The Contracts were distributed through registered representatives of other broker-dealers who have entered into selling agreements with Directed Services LLC. For the years ended 2023, 2022, and 2021 commissions paid by Venerable Insurance and Annuity Company, to Directed Services LLC equaled $103,170,027, $101,023,948, and $113,539,245, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the Contracts. Directed Services LLC is located at 1475 Dunwoody Drive, West Chester, PA 19380.

Under a pricing agreement, Venerable Insurance and Annuity Company receives a monthly fee from Directed Services LLC based on annual contractual rates by fund. This fee, calculated as a percentage of average assets in the variable separate accounts, was $35,852,796, $37,079,472, and $40,361,772 for the years ended 2024, 2023 and 2022, respectively.

Accumulation Unit Value

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below. Note that in your Contract, Accumulation Unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the mortality and expense risk charge for this product and are for illustration purposes only. Complete AUV information for the AUVs calculated for this Contract is available in this SAI.

ILLUSTRATION OF CALCULATION OF AUV EXAMPLE 1

(1)	AUV, beginning of period	$10.00
(2)	Value of securities, beginning of period	$10.00
(3)	Change in value of securities	$0.10
(4)	Gross investment return (3) divided by (2)	0.01
(5)	Less daily mortality and expense charge	0.00004280
(6)	Less asset based administrative charge	0.00000411
(7)	Net investment return (4) minus (5) minus (6)	0.009953092
(8)	Net investment factor (1.000000) plus (7)	1.009953092
(9)	AUV, end of period (1) multiplied by (8)	$10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX) EXAMPLE 2

(1)	Initial premium payment	$1,000
(2)	AUV on effective date of purchase (see EXAMPLE 1)	$10.00
(3)	Number of units purchased (1) divided by (2)	100
(4)	AUV for valuation date following purchase (see EXAMPLE 1)	$10.09953092
(5)	Contract Value in account for valuation date following purchase (3) multiplied by (4)	$1,009.95

Other Information

Registration statements have been filed with the SEC under the 1933 Act, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

3

Financial Statements

The financial statements of Separate Account B and the financial statements of the Company are incorporated herein by reference to the submission form Type N-VPFS, File No. 811-05626, as filed by Separate Account B with the SEC on April 10, 2025.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Subaccounts of Separate Account B.

4

Part C
OTHER INFORMATION

Item 27	Exhibits

(a)
Resolution of the Board of Directors of ING USA Annuity and Life Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 29 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

(b)		Not Applicable

(c)	(1)
Service Agreement by and between Golden American Life Insurance Company and Directed Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 28 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on May 4, 1998; File No. 033-23351.)

	(2)
Amendment to and Restatement of the Distribution Agreement between ING USA and Directed Services, Inc. effective January 1, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 9, 2004; File No. 333-90516.)

	(3)
Form of Dealers Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

	(4)
Master Selling Agreement. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed May 12, 2006; File No. 333-70600).

	(5)
Form of Amendment to Master Selling Agreement effective June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(6)
Form of Master Selling Agreement between Voya Insurance and Annuity Company, Directed Services, LLC and Broker-Dealers and General Agents. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.))

(d)	(1)
Individual Deferred Combination Variable and Fixed Annuity Contract. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 033-59261.)

	(2)
Group Deferred Combination Variable and Fixed Annuity Contract. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 033-59261.)

	(3)
Individual Deferred Variable Annuity Contract. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 033-59261.)

	(4)
Individual Retirement Annuity Rider (GA-RA-1009) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

	(5)
ROTH Individual Retirement Annuity Rider (GA-RA-1038) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

	(6)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (01/05). (Incorporated herein by reference to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 20, 2005; File No. 333-28755.)

	(7)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (08-06). (Incorporated herein by reference to the Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

	(8)
Minimum Guaranteed Withdrawal Benefit Rider (GA-RA-1048) (01/02). (Incorporated herein by reference to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(9)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING PrincipalGuard) (GA-RA-1046). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28755.)

	(10)
Excluded Funds Endorsement. (Inforce Riders). (Incorporated herein by reference to Post-Effective Amendment No.12 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 24, 2001; File No. 333-28769.)

	(11)
Guaranteed Death Benefit Transfer Endorsement No. 1 (7% Solution Enhanced) (GA-RA-1044-1) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(12)
Guaranteed Death Benefit Transfer Endorsement No. 2 (Ratchet Enhanced) (GA-RA-1044-2) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(13)
Guaranteed Death Benefit Transfer Endorsement No. 3 (Standard) (GA-RA-1044-3) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(14)
Guaranteed Death Benefit Transfer Endorsement No. 4 (Max 7 Enhanced) (GA-RA-1044-4) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(15)
Guaranteed Death Benefit Transfer Endorsement No. 5 (Base Death Benefit). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(16)
Guaranteed Death Benefit Transfer Endorsement No. 6 (Inforce Contracts) (GA-RA-1044-6) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(17)
Earnings Enhancement Death Benefit Rider (GA-RA-1086). (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on or about April 23, 2001; File No. 333-28755.)

	(18)
Simple Retirement Account Rider (GA-RA-1026) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

	(19)
403(b) Rider (GA-RA-1040). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

	(20)
Section 72 Rider (GA-RA-1001) (12/94). (Incorporated herein by reference to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

	(21)
Section 72 Rider (GA-RA-1002) (12/94). (Incorporated herein by reference to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

	(22)
Nursing Home Waiver for Group Certificates (GA-RA-1003) (12/94). (Incorporated herein by reference to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

	(23)
Nursing Home Waiver for Individual Certificates (GA-RA-1004) (12/94). (Incorporated herein by reference to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

	(24)
Company Address and Name Change Endorsement. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(25)
Company Name Change Endorsement IU-RA-3140 to the Contract, Policy and/or Certificate (ING USA Annuity and Life Insurance Company changed to Voya Insurance and Annuity Company). (Incorporated herein by reference to a Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2015; File No. 333-28679.).

	(26)
Individual Non-Qualified Stretch Annuity Endorsement VI-RA-3164(2016). (Incorporated herein by reference to Post-Effective Amendment No. 49 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 4, 2016; File No. 033-59261.)

	(27)
Enhanced Surrender Value Endorsement VI-RA-4049(2016). (Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on October 24, 2016; File No. 333-133944.)

	(28)
Guaranteed Minimum Interest Rate and Market Value Adjustment Floor Endorsement VI-RA-4050(2017). (Incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(e)	(1)
Deferred Variable Annuity Application. (Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed April 15, 2003; File No. 033-23351.)

	(2)
Group Deferred Combination Variable and Fixed Annuity Enrollment Form. (Incorporated herein by reference to Post-Effective Amendment No.13 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on December 2, 1999; File No. 033-59261.)

(f)	(1)
Restated Articles of Incorporation dated July 2 and 3, 2003 (effective January 1, 2004) providing for the redomestication of Golden American Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-K filed with the Securities and Exchange Commission on March 29, 2004; File No. 033-87270.)

	(2)
Amendment to Articles of Incorporation dated November 21, 2003 (effective January 1, 2004) providing for the name change of Golden American Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

	(3)
Amendment to Articles of Incorporation dated March 3 and March 4, 2004 (effective March 11, 2004) providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-Q, filed on May 17, 2004; File No. 033-87270.)

	(4)
Amendment to Articles of Incorporation dated March 4, 2004, providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.))

	(5)
Amended and Restated By-Laws of ING USA Annuity and Life Insurance Company dated December 15, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

	(6)
Resolution of the Board of Directors for Powers of Attorney, dated April 23, 1999. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Golden American Life Insurance Separate and its Separate Account B, filed on April 30, 1999; File No. 333-28679.)

	(7)
Articles of Merger and Agreement and Plan of Merger of USGALC, ULAIC, ELICI into GALIC and renamed ING USA Annuity and Life Insurance Company dated June 25, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

	(8)
Restated Articles of Incorporation for Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(9)
Amended and Restated Bylaws of Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(10)
Board Resolutions to Amend Articles and Bylaws to Change Company’s Name. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(11)
Amendment to Restated Articles of Incorporation Providing for the Name Change of Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 20, 2020; File No. 333-133944.)

(g)
Coinsurance and Modified Coinsurance Agreement between Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company, effective June 1, 2021. (Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 18, 2022; File No 333-133944.)

(h)	(1)	(a)
Participation Agreement dated April 25, 2008, by and among BlackRock Variable Series Funds, Inc., BlackRock Distributors, Inc., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

		(b)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to the Participation Agreement dated April 25, 2008, by and between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

		(c)
Amendment No. 2, dated as of March 31, 2015, and effective as of April 1, 2015, to the Participation Agreement dated April 25, 2008, by and between BlackRock Investments, LLC., Voya Insurance and Annuity Company (formerly ING USA Annuity and Life Insurance Company), ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

		(d)
Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

		(e)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

		(f)
Amendment No. 2, dated as of May 28, 2015, and effective as of April 1, 2015, to Administrative Services Agreement dated April 25, 2008, as amended, by and between BlackRock Advisors, LLC and Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

		(g)
Rule 22C-2 Agreement, dated no later than April 16, 2007, and effective as of October 16, 2007, between BlackRock Distributors, Inc., on behalf of and as distributor for the BlackRock Funds and the Merrill Lynch family of funds and ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on form N-4, filed on April 7, 2008; File No. 333-28755.)

		(h)
Notice and Acknowledgement dated April 18, 2018, from BlackRock Investments, LLC and BlackRock Advisors, Inc. to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

		(i)
Form of Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds II, Inc. and Voya Insurance and Annuity Company, dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

		(j)
Amendment Number 3 to Fund Participation Agreement between BlackRock Investments, LLC, BlackRock Variable Series Funds, Inc., Blackrock Variable Series Funds II, Inc. and Voya Insurance and Annuity Company, Dated August 28, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(2)	(a)
Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

		(b)
Rule 22c-2 Agreement dated April 16, 2007 and is effective as of October 16, 2007 among Columbia Management Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Life Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed on July 27, 2007; File No. 333-134760.).

		(c)
Services Agreement with Investment Adviser, effective April 1, 2005, between Liberty Funds Distributor, Inc. and ING USA Annuity and Life Insurance Company.  .  (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

		(d)
Joinder and Amendment to Service Agreement effective July 1, 2017, between Voya Insurance and Annuity Company, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp. (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

	(3)	(a)
Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

		(b)
Amendment to Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

		(c)
Notice and Acknowledgement dated April 18, 2018, from ProFunds and ProFund Advisors LLC to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(4)	(a)
Fund Distribution, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016, and effective December 31, 2015, by and between Voya Insurance and Annuity Company, Directed Services LLC and Voya Investments Distributor, LLC, Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc. Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc. and Voya Variable Products Trust. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on August 30, 2016; File No. 333-133944.)

		(b)
Amended and Restated Fund Participation, Administrative and Shareholder Services Agreement dated May 9, 2018, between Voya Insurance and Annuity Company, Directed Services, LLC, Voya Investments Distributor, LLC and each Voya insurance dedicated funds. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

		(c)
Rule 22C-2 Agreement dated May 30, 2018, between Voya Investments, LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

		(d)
Confidentiality and Non-Disclosure Agreement dated September 24, 2018, between VIAC Services Company, Voya Investments, LLC and Voya Investment Management Co. LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

	(5)	(a)
Fund Participation and Shareholder Services Agreement dated August 30, 2024, between Venerable Insurance and Annuity Company on its own behalf and on behalf of each of its Separate Accounts, Directed Services LLC, Russell Investments Financial Services, LLC, and Venerable Variable Insurance Trust on its own behalf and on behalf of each of its series or classes of shares.

		(b)	Rule 22C-2 Agreement dated September 6, 2024, between Venerable Investment Advisers, LLC and Venerable Insurance and Annuity Company.
		(c)	Intercompany Agreement dated September 4, 2024, between Venerable Investment Advisers, LLC and Venerable Insurance and Annuity Company.
		(d)	Non-Disclosure Agreement dated February 25, 2025, between Venerable Investment Advisers, LLC, Venerable Variable Insurance Trust and Venerable Insurance and Annuity Company.

(i)			Not Applicable

(j)		(1)
Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING USA Annuity and Life Insurance and Company. (Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 6, 2011; File No. 333-28679.)

		(2)
Amendment No. 1, dated December 1, 2013 (effective December 23, 2013), to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment LLC and ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 10, 2014 (File No. 333-30180.)

(3)
Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING USA Annuity and Life Insurance Company (now known as “Voya Insurance and Annuity Company” or “VIAC”). (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 30, 2014 File No. 333-133944.)

(4)
Amendment No. 3, effective as of May 1, 2015, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(5)
Amendment No. 4, effective as of March 1, 2016, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on June 24, 2016; File No. 333-133944.)

(6)
Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(7)
Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(k)	Opinion and Consent of Counsel (Exhibit 99(k))

(l)	Consent of Independent Registered Public Accounting Firm (Exhibit 99(l))

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Powers of Attorney (Exhibit 99(p))

Item 28	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Peter C. Aberg, 590 Madison Avenue, 29th Floor, New York, NY 10022	Director
Daniel G. Kilpatrick, 590 Madison Avenue, 42nd Floor, New York, NY 10022	Director
Brenna Haysom Romando, 47 Ronald Reagan Blvd., Warwick, NY 10990	Director
Nedim (Ned) Sadaka, 895 Park Avenue, Suite 6B, New York, NY 10075	Director
Howard L. Shecter, 210 W. Rittenhouse Square, Unit 1208, Philadelphia, PA 19103	Director and Chairperson of the Board
Vishal N. Sheth, 9 West 57th Street, 48th Floor, New York, NY 10019	Director
Jasjit Singh, 9 West 57th Street, New York, NY 10019	Director
Catherine A. Mahone, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	President, Chief Executive Officer, and Chief Administrative Officer
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Financial Officer
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Operations Officer
Thomas N. Hanson, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Risk Officer
Timothy W. Brown, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President, Chief Legal Officer, and Secretary
Heather A. Kleis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Human Resources Officer
Timothy D. Billow, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Information Officer
Lindsey A. Bollinger, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Implementation Officer
Gregory S. Smith, Jr., 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Chief Accounting Officer
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Ethics and Compliance Officer, Assistant Secretary, and Anti-Money Laundering Officer
Parul Bhatia, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President, Chief Actuary, and Appointed Actuary
Gilbert K. Chua, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Head of Risk Strategy
Glenn A. Black, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Tax
Kelly M. Hennigan, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Investment Operations
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President
Ross R. Boudiab, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Treasurer
James R. Eckis, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Brian T. Ruck, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer

Jennifer M. Ogren, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Lee M. Barnard, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Ron J. Tanner, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Jay M. Lemoncelli, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary
Crystal A. Gothard, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary
Lori L. DeMarco, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary

Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant

1.
The Registrant, Separate Account B, is a segregated asset account of Venerable Insurance and Annuity Company (“VIAC”) (IA) and is therefore owned and controlled by VIAC.
2.
The Depositor, VIAC, is a wholly-owned subsidiary of Venerable Holdings, Inc. (DE).
3.
VIAC Services Company (DE), Directed Services LLC (DE), and Venerable Investment Advisers, LLC (DE) are affiliates of VIAC and wholly-owned subsidiaries of Venerable Holdings, Inc.
4.
Rocky Range, Inc. (AZ) and Corporate Solutions Life Reinsurance Company (IA) are wholly-owned subsidiaries of VIAC.

Item 30	Indemnification

Venerable Insurance and Annuity Company (the “Company” and the “Depositor”) shall indemnify to the full extent permitted by Chapter 490 of the Code of Iowa, as may be amended from time to time, or by other provisions of applicable law, each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, fiduciary or employee of the Company, or is or was serving at the request of the Company as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner reasonably believed to be in and not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Any indemnification as described in the preceding paragraph (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the person claiming indemnification has met the applicable standard of conduct set forth in therein. Such determination shall be made by the Company’s Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding in question. If such a quorum is not obtainable, the Board shall retain independent legal counsel who shall make such a determination in a written opinion.

Expenses (including attorney’s fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of a person entitled to claim indemnification to repay such amount, if it is ultimately determined that he or she is not entitled to be indemnified by the Company.

To the extent permitted by law, the Company or its parents may purchase and maintain insurance on behalf of any person or persons described in the preceding paragraphs of this Item 30 against any liability asserted against and incurred by him or her, whether or not the Company would have power to indemnify him or her as described above.

Consistent with the laws of the State of Iowa, VA Capital Company LLC (“VA Capital”) maintains various insurance policies issued by reputable insurers covering VA Capital and any company in which VA Capital has a controlling interest, including the Company and Directed Services LLC, the principal underwriter. These policies cover the indemnification obligations of VA Capital and its subsidiaries. The policies include, but are not limited to, the following types of coverages: Professional Liability, Directors & Officers Liability, Cyber Liability, Employment Practices Liability, Fiduciary Liability, and Financial Institution Fidelity Bond(s).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company separate account (the “Registrant”), as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriter

(a)
Directed Services LLC serves as principal underwriter for all contracts issued by Venerable Insurance and Annuity Company through its Separate Accounts A, B, EQ, U and the Alger Separate Account A.

(b)
The following information is furnished with respect to the principal officers and directors of Directed Services LLC, the Registrant’s Distributor.

Name and Principal Business Address	Positions and Offices with Underwriter
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, Chairperson of the Board, President, and Chief Executive Officer
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Chief Financial Officer, Treasurer, and Assistant Secretary
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Ethics and Compliance Officer, Assistant Secretary, and Anti-Money Laundering Officer
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer and Assistant Secretary
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President, General Counsel, and Secretary

(c)
Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) 2021 Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Directed Services LLC	$0	$0	$103,170,027	$0

Item 32	Location of Accounts and Records

Contained in the Registrant’s most recently filed Form N-CEN.

Item 33	Management Services

None.

Item 34	Fee Representation

Venerable Insurance and Annuity Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by Venerable Insurance and Annuity Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account B of Venerable Insurance and Annuity Company, has duly caused this Post-Effective Amendment to its Registration Statement on Form N-4 (File No. 033-59261) to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Glastonbury, Connecticut, on the __14th__ day of April, 2025.

SEPARATE ACCOUNT B OF VENERABLE INSURANCE AND ANNUITY COMPANY		VENERABLE INSURANCE AND ANNUITY COMPANY
(Registrant)		(Depositor)

By:	/s/Catherine A. Mahone* Catherine A. Mahone	By:	/s/Catherine A. Mahone* Catherine A. Mahone
	President of the Depositor (principal executive officer of the Depositor)		President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 64 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title

/s/Catherine A. Mahone*	President and Chief Executive Officer
Catherine A. Mahone	(principal executive officer)

/s/ David P. Wiland*	Executive Vice President and Chief Financial Officer
David P. Wiland

/s/ Gregory S. Smith*	Senior Vice President and Chief Accounting Officer
Gregory S. Smith	(principal accounting officer)

/s/ Peter C. Aberg*	Director
Peter C. Aberg		April 14, 2025

/s/ Brenna Haysom Romando*	Director
Brenna Haysom Romando

/s/ Daniel G. Kilpatrick*	Director
Daniel G. Kilpatrick

/s/ Nedim Sadaka*	Director
Nedim (Ned) Sadaka

/s/ Howard L. Shecter*	Director
Howard L. Shecter

/s/ Vishal N. Sheth*	Director
Vishal N. Sheth

/s/ Jasjit Singh*	Director
Jasjit Singh

By: /s/ J. Neil McMurdie
*Attorney-in-Fact

*
Executed by J. Neil McMurdie on behalf of those indicated pursuant to Powers of Attorney filed as an exhibit to this Registration Statement.

EXHIBIT INDEX

Item 27 Exhibit No.	Exhibit
(h)(5)(a)
Fund Participation and Shareholder Services Agreement dated August 30, 2024, between Venerable Insurance and Annuity Company on its own behalf and on behalf of each of its Separate Accounts, Directed Services LLC, Russell Investments Financial Services, LLC, and Venerable Variable Insurance Trust on its own behalf and on behalf of each of its series or classes of shares.

(h)(5)(b)	Rule 22C-2 Agreement dated September 6, 2024, between Venerable Investment Advisers, LLC and Venerable Insurance and Annuity Company.

(h)(5)(c)	Intercompany Agreement dated September 4, 2024, between Venerable Investment Advisers, LLC and Venerable Insurance and Annuity Company.

(h)(5)(d)	Non-Disclosure Agreement dated February 25, 2025, between Venerable Variable Insurance Trust and Venerable Insurance and Annuity Company.

99(k)	Opinion and Consent of Counsel

99(l)	Consent of Independent Registered Public Accounting Firm

99(p)	Powers of Attorney